     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2002


                                                              FILE NO. 333-61899
                                                              FILE NO. 811-08967

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 8


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 9

                             ---------------------

                       EQUITRUST LIFE ANNUITY ACCOUNT II
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)
                                 1-515-225-5400

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2002 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;

    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------
                       EQUITRUST LIFE ANNUITY ACCOUNT II

                           VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2002


EquiTrust Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.


The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the "Account"), each of which invests in one of the following Investment
Options:



 American Century
   VP Ultra Fund
   VP Vista Fund
 Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
   VIF Small Cap Portfolio
 Dreyfus Socially Responsible Growth Fund,
  Inc.
 EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
 Fidelity Variable Insurance Products Funds
   VIP Contrafund-Registered Trademark- Portfolio -- Initial Class VIP Growth Portfolio -- Initial Class
   VIP Growth & Income Portfolio -- Initial
    Class
   VIP High Income Portfolio -- Service
    Class 2
   VIP Index 500 Portfolio -- Initial Class
   VIP Mid Cap Portfolio -- Service Class 2
   VIP Overseas Portfolio -- Initial Class
 Franklin Templeton Variable Insurance
  Products Trust
   Franklin Small Cap Fund -- Class 2
   Franklin Small Cap Value Securities Fund
    (formerly Franklin Value Securities
    Fund) -- Class 2
   Franklin U.S. Government Fund -- Class 2
   Mutual Shares Securities Fund -- Class 2
   Templeton Growth Securities
    Fund -- Class 2
 J.P. Morgan Series Trust II
   JPMorgan Mid-Cap Value Portfolio
   JPMorgan Small Company Portfolio
 Summit Pinnacle Series
   NASDAQ-100 Index Portfolio
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
 T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
 T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.


Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Issued By
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................            3
EXPENSE TABLES..............................................            5
SUMMARY OF THE CONTRACT.....................................           11
CONDENSED FINANCIAL INFORMATION.............................           14
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................           17
      EquiTrust Life Insurance Company......................           17
      IMSA..................................................           17
      EquiTrust Life Annuity Account II.....................           17
      Investment Options....................................           17
      Addition, Deletion or Substitution of Investments.....           23
DESCRIPTION OF ANNUITY CONTRACT.............................           24
      Issuance of a Contract................................           24
      Premiums..............................................           24
      Free-Look Period......................................           25
      Allocation of Premiums................................           25
      Variable Accumulated Value............................           25
      Transfer Privilege....................................           26
      Partial Withdrawals and Surrenders....................           27
      Transfer and Withdrawal Options.......................           28
      Death Benefit Before the Retirement Date..............           29
      Death Benefit After the Retirement Date...............           31
      Proceeds on the Retirement Date.......................           32
      Payments..............................................           32
      Modification..........................................           33
      Reports to Owners.....................................           33
      Inquiries.............................................           33
THE DECLARED INTEREST OPTION................................           33
      Minimum Guaranteed and Current Interest Rates.........           34
      Transfers From Declared Interest Option...............           34
      Payment Deferral......................................           34
CHARGES AND DEDUCTIONS......................................           35
      Surrender Charge (Contingent Deferred Sales Charge)...           35
      Commutation Fee.......................................           36
      Annual Administrative Charge..........................           36
      Transfer Processing Fee...............................           36
      Mortality and Expense Risk Charge.....................           36
      Investment Option Expenses............................           37
      Premium Taxes.........................................           37
      Other Taxes...........................................           37
PAYMENT OPTIONS.............................................           37
      Description of Payment Options........................           38
      Election of Payment Options and Annuity Payments......           38
YIELDS AND TOTAL RETURNS....................................           41
FEDERAL TAX MATTERS.........................................           43
      Introduction..........................................           43
      Tax Status of the Contract............................           43
      Taxation of Annuities.................................           44
      Transfers, Assignments or Exchanges of a Contract.....           46

                                                                 PAGE
                                                              -----------
      Withholding...........................................           47
      Multiple Contracts....................................           47
      Taxation of Qualified Contracts.......................           47
      Possible Charge for the Company's Taxes...............           49
      Other Tax Consequences................................           49
DISTRIBUTION OF THE CONTRACTS...............................           50
LEGAL PROCEEDINGS...........................................           50
VOTING RIGHTS...............................................           50
FINANCIAL STATEMENTS........................................           51
CALCULATING VARIABLE ANNUITY PAYMENTS.......................   Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......      SAI-TOC


            The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: EquiTrust Life Annuity Account II.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the Owner/Annuitant.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).


THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): EquiTrust Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.


CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.


CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.


FUND: An open-end diversified management investment company or unit investment trust in which the Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable surrender charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a Contract based on its other features and benefits.

RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.


SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.


VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.


WRITTEN NOTICE: A written request or notice signed by the owner on a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire Accumulated Value is variable accumulated value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None


Surrender charge (contingent deferred sales charge) -- during Accumulation
Phase:
(as a percentage of the amount surrendered or withdrawn)



CONTRACT YEAR*             SURRENDER CHARGE
1                                 6%
2                                 5
3                                 4
4                                 3
5                                 2
6                                 1
7 and after                       0



    * You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, the Company will apply a surrender charge to any partial withdrawals taken. The amount that you may withdraw without incurring a surrender charge is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


       Under certain circumstances, a surrender charge may apply on the Retirement Date. (See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- SURRENDER CHARGE AT THE RETIREMENT DATE.")


Commutation fee (surrender charge) -- during Payout Phase:



YEAR OF VARIABLE PAYMENT      CHARGE AS A
OPTION IN WHICH              PERCENTAGE OF
SURRENDER OCCURS*          ORIGINAL PROCEEDS
1                                 6%
2                                 5
3                                 4
4                                 3
5                                 2
6                                 1
7 and after                       0



    * We will deduct a commutation fee (surrender charge) from any full surrender requested during the first six years of a variable payment option.

Transfer Processing Fee                                       $ 25*


    * We waive the transfer processing fee for the first twelve transfers during a Contract Year. The Company may charge $25 for the thirteenth and each subsequent transfer during the Contract Year.


Annual Administrative Charge                                  $ 30
Annual Account Expenses (as a percentage of average net
  assets)
  Mortality and Expense Risk Charge                           1.40%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.40%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)


                                                   ADVISORY    OTHER      12B-1         TOTAL
INVESTMENT OPTION                                    FEE      EXPENSES     FEES        EXPENSES
American Century
  VP Ultra Fund                                      1.00%      0.00%      0.00%         1.00%(1)(2)
  VP Vista Fund                                      1.00%      0.00%      0.00%         1.00%(1)
Dreyfus
  VIF Appreciation Portfolio -- Initial Share
  Class                                              0.75%      0.03%      0.00%         0.78%
  VIF Disciplined Stock Portfolio -- Initial
  Share Class                                        0.75%      0.06%      0.00%         0.81%
  VIF Growth and Income Portfolio -- Initial
  Share Class                                        0.75%      0.04%      0.00%         0.79%
  VIF International Equity Portfolio -- Initial
  Share Class                                        0.75%      0.33%      0.00%         1.08%
  VIF Small Cap Portfolio -- Initial Share Class     0.75%      0.04%      0.00%         0.79%
  Dreyfus Socially Responsible Growth Fund, Inc.
  -- Service Share Class                             0.75%      0.09%      0.25%         1.09%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                0.20%      0.08%      0.00%         0.28%
  High Grade Bond Portfolio                          0.30%      0.15%      0.00%         0.45%
  Managed Portfolio                                  0.45%      0.11%      0.00%         0.56%
  Money Market Portfolio                             0.25%      0.25%      0.00%         0.50%
  Strategic Yield Portfolio(3)                       0.45%      0.14%      0.00%         0.59%
  Value Growth Portfolio                             0.45%      0.12%      0.00%         0.57%
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio -- Initial Class          0.58%      0.10%      0.00%         0.68%(4)
  VIP Growth Portfolio -- Initial Class              0.58%      0.10%      0.00%         0.68%(4)
  VIP Growth & Income Portfolio -- Initial Class     0.48%      0.10%      0.00%         0.58%(4)
  VIP High Income Portfolio -- Service Class 2       0.58%      0.15%      0.25%         0.98%
  VIP Index 500 Portfolio -- Initial Class           0.24%      0.04%      0.00%         0.28%(5)
  VIP Mid Cap Portfolio -- Service Class 2           0.58%      0.11%      0.25%         0.94%
  VIP Overseas Portfolio -- Initial Class            0.73%      0.19%      0.00%         0.92%(4)
Franklin Templeton
  Franklin Small Cap Fund -- Class 2                 0.45%      0.31%      0.25%         1.01%(6)(7)
  Franklin Small Cap Value Securities Fund --
  Class 2                                            0.57%      0.20%      0.25%         1.02%(6)(7)
  Franklin U.S. Government Fund -- Class 2           0.51%      0.02%      0.25%         0.78%(7)(8)
  Mutual Shares Securities Fund -- Class 2           0.60%      0.19%      0.25%         1.04%(7)
  Templeton Growth Securities Fund -- Class 2        0.80%      0.05%      0.25%         1.10%(7)(8)
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                   0.70%      0.30%      0.00%         1.00%(9)(10)
  JPMorgan Small Company Portfolio                   0.60%      0.55%      0.00%         1.15%
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                         0.35%      0.30%      0.00%         0.65%(11)
  Russell 2000 Small Cap Index Portfolio             0.35%      0.40%      0.00%         0.75%(11)
  S&P MidCap 400 Index Portfolio                     0.30%      0.30%      0.00%         0.60%(11)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                            0.85%      0.00%      0.00%         0.85%(12)
  Mid-Cap Growth Portfolio                           0.85%      0.00%      0.00%         0.85%(12)
  New America Growth Portfolio                       0.85%      0.00%      0.00%         0.85%(12)
  Personal Strategy Balanced Portfolio               0.90%      0.00%      0.00%         0.90%(12)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                      1.05%      0.00%      0.00%         1.05%(12)

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown is annualized. The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.



(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.



(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.



(6) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.09% and 1.05%, respectively.



(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(8) The Fund administration fee is paid indirectly through the management fee.



(9) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.



(10) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.



(11) Total expenses in excess of 0.65% for the NASDAQ-100 Index Portfolio, in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(12) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.



The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 2001 fiscal year. Current and future expense figures may be higher or lower than those shown. For a more complete description of the various costs and expenses, see "CHARGES AND DEDUCTIONS" and the prospectus for each Investment Option which accompanies this Prospectus. We do not independently verify the information provided in the accompanying prospectuses.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
American Century
  VP Ultra Fund                                                 $89        $126       $165       $300
  VP Vista Fund                                                 $89        $126       $165       $300
Dreyfus
  VIF Appreciation Portfolio -- Initial Share Class             $87        $120       $154       $278
  VIF Disciplined Stock Portfolio -- Initial Share Class        $87        $121       $155       $281
  VIF Growth and Income Portfolio -- Initial Share Class        $87        $120       $154       $279
  VIF International Equity Portfolio -- Initial Share Class     $89        $129       $168       $307
  VIF Small Cap Portfolio -- Initial Share Class                $87        $120       $154       $279
  Dreyfus Socially Responsible Growth Fund, Inc. -- Service
  Share Class                                                   $90        $129       $169       $308
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                           $82        $105       $129       $226
  High Grade Bond Portfolio                                     $83        $110       $137       $244
  Managed Portfolio                                             $85        $114       $143       $255
  Money Market Portfolio                                        $84        $112       $140       $249
  Strategic Yield Portfolio                                     $85        $115       $144       $258
  Value Growth Portfolio                                        $85        $114       $143       $256
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                                      $86        $117       $149       $267
  VIP Growth Portfolio                                          $85        $117       $149       $267
  VIP Growth & Income Portfolio                                 $85        $114       $144       $257
  VIP High Income Portfolio                                     $88        $126       $164       $297
  VIP Index 500 Portfolio                                       $82        $105       $129       $226
  VIP Mid Cap Portfolio                                         $88        $125       $162       $294
  VIP Overseas Portfolio                                        $88        $124       $161       $292
Franklin Templeton
  Franklin Small Cap Fund                                       $89        $127       $165       $300
  Franklin Small Cap Value Securities Fund                      $89        $127       $165       $301
  Franklin U.S. Government Fund                                 $87        $120       $154       $278
  Mutual Shares Securities Fund                                 $89        $128       $166       $303
  Templeton Growth Securities Fund                              $90        $129       $169       $309
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                              $89        $126       $165       $300
  JPMorgan Small Company Portfolio                              $90        $131       $172       $314
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                                    $85        $116       $147       $264
  Russell 2000 Small Cap Index Portfolio                        $86        $119       $152       $274
  S&P MidCap 400 Index Portfolio                                $85        $115       $145       $259
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                       $87        $122       $157       $285
  Mid-Cap Growth Portfolio                                      $87        $122       $157       $285
  New America Growth Portfolio                                  $87        $122       $157       $285
  Personal Strategy Balanced Portfolio                          $88        $123       $160       $290
T. Rowe Price International Series, Inc.
  International Stock Portfolio                                 $89        $128       $167       $304

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
American Century
  VP Ultra Fund                                                 $27        $84        $142       $300
  VP Vista Fund                                                 $27        $84        $142       $300
Dreyfus
  VIF Appreciation Portfolio -- Initial Share Class             $25        $77        $131       $278
  VIF Disciplined Stock Portfolio -- Initial Share Class        $25        $78        $133       $281
  VIF Growth and Income Portfolio -- Initial Share Class        $25        $77        $132       $279
  VIF International Equity Portfolio -- Initial Share Class     $28        $86        $146       $307
  VIF Small Cap Portfolio -- Initial Share Class                $25        $77        $132       $279
  Dreyfus Socially Responsible Growth Fund, Inc. -- Service
  Share Class                                                   $28        $86        $147       $308
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                           $20        $62        $106       $226
  High Grade Bond Portfolio                                     $22        $67        $114       $244
  Managed Portfolio                                             $23        $70        $120       $255
  Money Market Portfolio                                        $22        $68        $117       $248
  Strategic Yield Portfolio                                     $23        $71        $121       $258
  Value Growth Portfolio                                        $23        $71        $120       $256
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                                      $24        $74        $126       $267
  VIP Growth Portfolio                                          $24        $74        $126       $267
  VIP Growth & Income Portfolio                                 $23        $71        $121       $257
  VIP High Income Portfolio                                     $27        $83        $141       $298
  VIP Index 500 Portfolio                                       $21        $64        $109       $233
  VIP Mid Cap Portfolio                                         $27        $82        $139       $294
  VIP Overseas Portfolio                                        $26        $81        $138       $291
Franklin Templeton
  Franklin Small Cap Fund                                       $27        $84        $143       $301
  Franklin Small Cap Value Securities Fund                      $27        $84        $143       $301
  Franklin U.S. Government Fund                                 $25        $77        $131       $278
  Mutual Shares Securities Fund                                 $28        $85        $144       $303
  Templeton Growth Securities Fund                              $28        $87        $147       $309
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                              $27        $84        $142       $301
  JPMorgan Small Company Portfolio                              $29        $88        $150       $314
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                                    $24        $73        $125       $264
  Russell 2000 Small Cap Index Portfolio                        $25        $76        $130       $275
  S&P MidCap 400 Index Portfolio                                $23        $71        $122       $259
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                       $26        $79        $135       $285
  Mid-Cap Growth Portfolio                                      $26        $79        $135       $285
  New America Growth Portfolio                                  $26        $79        $135       $285
  Personal Strategy Balanced Portfolio                          $26        $81        $137       $290
T. Rowe Price International Series, Inc.
  International Stock Portfolio                                 $28        $85        $145       $304



Figures shown for these periods do not assume that current fee waivers and expense reimbursement arrangements for the Funds apply.


The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the Accumulated Value per Contract is $10,000, which translates the administrative charge into an assumed .30% charge for the purposes of the examples.

Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or


    - the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.



  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")


  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.


    - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.


    - The Company waives fees for the first twelve transfers during a Contract Year.


    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

  SURRENDER. You may surrender your Contract upon written notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")


  DEATH BENEFIT. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT--Death Benefit Before the Retirement Date).

CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

      CONTRACT          SURRENDER
        YEAR              CHARGE
1                           6%
2                           5
3                           4
4                           3
5                           2
6                           1
7 and after                 0

  You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    -   with an initial premium payment of $50,000 or greater, or


    -   if the Accumulated Value is $50,000 or greater on your Contract
        Anniversary.


  We may terminate this waiver at any time.


  TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.


  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 7 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

OTHER CONTRACTS

  We offer other variable annuity contracts that invest in the same Investment Options of the Funds. These contracts may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact the Company to obtain more information about these contracts.

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


  The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.



                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Appreciation
  1998                                         $10.000000        $10.037471             24.018000
  1999                                          10.037471         11.023159        173,421.184779
  2000                                          11.023159         10.815328        317,644.455466
  2001                                          10.815328          9.671767        410,948.405236
Disciplined Stock
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.551333        133,874.541424
  2000                                          11.551333         10.390084        305,831.175916
  2001                                          10.390084          8.885671        370,986.813121
Dreyfus Growth and Income
  1998                                         $10.000000        $10.000000             10.000000
  1999                                          10.000000         11.583531         41,962.890993
  2000                                          11.583531         11.061794        140,155.840129
  2001                                          11.061794         10.270179        172,147.015490
International Equity
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         15.535331          5,370.943878
  2000                                          15.535331         12.882814         59,695.445970
  2001                                          12.882814          8.995439         75,413.570244
Dreyfus Small Cap
  1998                                         $10.000000        $10.417346             30.023000
  1999                                          10.417346         12.409304         37,187.790687
  2000                                          12.409304         14.151470        133,441.957476
  2001                                          14.151470         13.101536        182,657.378695
Socially Responsive Growth*
  2001                                         $10.000000        $10.007489            476.676000
Blue Chip
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         11.493125        168,478.748352
  2000                                          11.493125         10.368373        328,469.024783
  2001                                          10.368373          9.069651        382,493.328679
High Grade Bond
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000          9.811321         39,060.113882
  2000                                           9.811321         10.754179         63,029.681162
  2001                                          10.754179         11.570812        116,452.409042

                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Managed*
  2001                                         $10.000000        $10.073024          2,478.725306
Money Market
  1998                                         $10.000000        $10.010155          2,675.156157
  1999                                          10.010155         10.323106         30,705.110011
  2000                                          10.323106         10.783237         35,827.049130
  2001                                          10.783237         11.010992         56,393.887568
Strategic Yield
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000          9.838194         19,166.958767
  2000                                           9.838194          9.998590         33,679.284997
  2001                                           9.998590         10.770302         61,402.315327
Value Growth
  1998                                         $10.000000        $10.137670             18.014000
  1999                                          10.137670          9.355808         21,916.506039
  2000                                           9.355808         10.772759         30,682.870776
  2001                                          10.772759         11.365464         58,894.478368
Equity Income
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.390415         41,021.894274
  2000                                          10.390415         11.654082         59,148.442406
  2001                                          11.654082         11.660692         96,750.972301
International Stock
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         13.100697         12,483.719064
  2000                                          13.100697         10.648447         40,508.420430
  2001                                          10.648447          8.166973         46,127.940447
Mid-Cap Growth
  1998                                         $10.000000        $10.444654             18.014000
  1999                                          10.444654         12.591091         67,235.432249
  2000                                          12.591091         13.511767        164,231.316566
  2001                                          13.511767         13.201812        207,945.873197
New America Growth
  1998                                         $10.000000        $10.420677             30.023000
  1999                                          10.420677         11.525440         64,623.697111
  2000                                          11.525440         10.218628        135,982.793167
  2001                                          10.218628          8.882821        153,918.754510
Personal Strategy Balanced
  1998                                         $10.000000        $10.000000              0.000000
  1999                                          10.000000         10.603854         53,568.419363
  2000                                          10.603854         11.066274        102,663.516754
  2001                                          11.066274         10.649452        156,659.285518
VP Ultra*
  2001                                         $10.000000        $10.253013            673.169916

                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
VP Vista*
  2001                                         $10.000000        $10.069107            620.403596
Contrafund*
  2001                                         $10.000000        $10.326495          6,197.546339
Growth*
  2001                                         $10.000000        $10.083898          5,398.731582
Fidelity Growth & Income*
  2001                                         $10.000000        $ 9.919009          1,928.401314
High Income*
  2001                                         $10.000000        $10.000000              0.000000
Index 500*
  2001                                         $10.000000        $10.045247          7,214.987295
MidCap*
  2001                                         $10.000000        $10.435314          1,689.154760
Overseas*
  2001                                         $10.000000        $10.000000              0.000000
Franklin Small Cap*
  2001                                         $10.000000        $10.322794             29.479422
Small Cap Value Securities*
  2001                                         $10.000000        $10.706055            203.224256
U.S. Government*
  2001                                         $10.000000        $ 9.861717            889.254913
Mutual Shares Securities*
  2001                                         $10.000000        $10.113196          1,250.608551
Growth Securities*
  2001                                         $10.000000        $ 9.879791            365.666644
Mid-Cap Value*
  2001                                         $10.000000        $10.421702             33.461904
Small Company*
  2001                                         $10.000000        $10.582331            305.070790
NASDAQ-100 Index*
  2001                                         $10.000000        $ 9.622755            178.988245
Russell 2000 Small Cap Index*
  2001                                         $10.000000        $10.802967          6,906.043624
S&P MidCap 400 Index*
  2001                                         $10.000000        $10.502362          5,722.154526



    * Available October 1, 2001.

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY


    The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

EQUITRUST LIFE ANNUITY ACCOUNT II

    On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently 36 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.



DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stock.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)


    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options.


    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT


    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. See "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate. We do not apply a maximum age for owners on the Contract Date.



    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

--------------------------------------------------------------------------------

PREMIUMS


    The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.



    You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.



    If mandated under applicable law, the Company may be required to reject a premium payment.

--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or


        - the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.


    You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.


        - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.

        - You may change your allocation instructions at any time by sending written notice to the Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.
--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at the Home Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.


        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.


        - The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.



        - The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

    We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


    CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date.

        -   The minimum amount which you may partially withdraw is $500.


        - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.



    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Home Office. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")



    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.



    Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original written request at our Home Office.

    SURRENDER. You may surrender your Contract upon written notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Home Office. You may choose to have the Net Accumulated Value distributed to you as follows:


        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts."

--------------------------------------------------------------------------------


TRANSFER AND WITHDRAWAL OPTIONS



    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.


    AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Certificate Year to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.


        - Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is free and is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.



    To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."


        -   The minimum amount of each transfer is $100.


        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.


        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.


        - This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

        - This feature is free and cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.


        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.



        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."



        - Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.


        - Distributions will take place on the same date each month as the Contract Date or on the next Business Day.


        - You may change the amount and frequency upon written request to our Home Office.


        - This feature cannot be utilized in combination with Dollar Cost Averaging.


    We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE

    DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

    The surviving Owners or new Owners are afforded the following options:

             1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

             2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or

                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

    Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.

    Other rules may apply to a Qualified Contract.


    DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.


    If the Annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.

    The PEDB amount is equal to zero on the Contract Date. The PEDB amount increases by the amount of each premium payment (including the initial premium), and decreases by the amount of any partial withdrawal reduction. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make any premium payment or partial withdrawal; and (3) on the Annuitant's date of death. The PEDB amount on each calculation date is equal to the greater of (a) the previous PEDB amount or (b) the Accumulated Value.

    We will continue to recalculate the PEDB amount until the Contract Anniversary immediately prior to the oldest Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

    If the Annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.


    We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Anniutant's death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

    If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:


        - payments under the option begin within 1 year of the Annuitant's death, and

        - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

    If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

    Other rules may apply to a Qualified Contract.


    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. This rider may not be available on certain Qualified Contracts.


    If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

             (a)   is the Accumulated Value; and

             (b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

    The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

    This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

    The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


               TOTAL       ACCUMULATED                               INCREMENTAL
DATE       PREMIUMS PAID      VALUE        GAIN     DEATH BENEFIT   DEATH BENEFIT
5/1/2002     $100,000       $100,000           $0     $100,000              $0
5/1/2022     $100,000       $450,000     $350,000     $450,000         $50,000

    If we receive Due Proof of Death on May 1, 2022, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.
--------------------------------------------------------------------------------

DEATH BENEFIT AFTER THE RETIREMENT DATE

    If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

    On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

    You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

        - we must receive a written notice at the Home Office at least 30 days before the current Retirement Date;

        - the requested Retirement Date must be a date that is at least 30 days after receipt of the written notice; and

        - the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS


    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:


        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;


        - the SEC permits by an order the postponement for the protection of Owners; or


        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.


    If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.

--------------------------------------------------------------------------------

MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES


    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.


    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        - amounts allocated and transferred to the Declared Interest Option, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION


    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years.

CONTRACT YEAR IN WHICH   CHARGE AS PERCENTAGE OF
   SURRENDER OCCURS         AMOUNT SURRENDERED
1                                   6%
2                                   5
3                                   4
4                                   3
5                                   2
6                                   1
7 and after                         0

    If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.


    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken during the Contract Year.



    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.



    WAIVER OF SURRENDER CHARGE. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at our Home Office in order to activate this waiver.

--------------------------------------------------------------------------------


COMMUTATION FEE



    We will deduct a commutation fee (surrender charge) from any full surrender requested during the first six years of a variable payment option.



YEAR OF VARIABLE PAYMENT
       OPTION IN           CHARGE AS PERCENTAGE OF
 WHICH SURRENDER OCCURS       ORIGINAL PROCEEDS
1                                     6%
2                                     5
3                                     4
4                                     3
5                                     2
6                                     1
7 and after                           0


--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000 or greater, or


        - if the Accumulated Value is $50,000 or greater on your Contract Anniversary.


    We may terminate this waiver at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE


    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering the Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.


    Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option.

    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
--------------------------------------------------------------------------------

DESCRIPTION OF PAYMENT OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.
--------------------------------------------------------------------------------

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS

    While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

    We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the payment option chosen;

        -   the payee's age and sex;

        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

    We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

           (1) the total proceeds would be less than $2,000;

           (2) the amount of each payment would be less than $20; or

           (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.


    Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.



    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:


        -   the dollar amount of proceeds being applied to a payment option;

        -   the payment option selected;

        -   the age and sex of the Annuitant; and

        - the assumed interest rate used in the variable payment option tables (5% per year).

    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "TRANSFER OF ANNUITY UNITS" below).

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    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

           (a) is the annuity unit value for the immediately preceding Valuation Period;

           (b) is the net investment factor for that Valuation Period (described below); and

           (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

           (x) is the net result of:

               1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

               2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

               3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

               4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

           (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

           (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

    For variable annuity payments, we reserve the right to:

           (1) refuse the election of a payment option if total proceeds are less than $5,000;

           (2) refuse to make payments of less than $50 each; or

           (3) make payments at less frequent intervals if payments will be less than $50 each.


    TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. On the date of the transfer, the dollar amount of a variable annuity payment generated from the

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    annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.


    SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to:

           (a) the commuted value of remaining payments in a payment option;
       MINUS


           (b) a commutation fee that varies by year since the effective date.


    The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.


    We will deduct a commutation fee (surrender charge) from any full surrender requested during the first six years of a variable payment option. See "CHARGES AND DEDUCTIONS--Commutation Fee." We do not assess a surrender charge against the proceeds applied to a variable payment option on the Retirement Date, and we will calculate any commutation fee based on the Contract Date. See "FEDERAL TAX MATTERS" for a discussion on the tax consequences of surrenders.


    Please refer to APPENDIX A for more information on variable annuity payments.

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YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION


    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        - receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:


    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


    OWNER CONTROL. In certain circumstances, Owners of variable annuity Contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Contract Owner's gross income. The IRS has stated in published rulings that a variable annuity Contract Owner will be considered the Owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a Contract Owner being treated as the Owner of a pro-rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the Owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and


        - if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.



    These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.


    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.


    PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.


    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.


    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

    ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.
--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

        -   the selection of certain Retirement Dates, or

        -   the exchange of a Contract.

    An Owner contemplating any of these actions should consult their tax adviser.

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--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.


    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is a distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after-tax contributions, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, governmental section 457 plan or IRA.

--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.
--------------------------------------------------------------------------------

TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.

    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under
    Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10
    PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.


    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.



    The Internal Revenue Service has not yet reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.



    SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.



    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.


    DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and/or variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company.

    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing's principal business address is the same as that of the Company.

    The Company may pay broker-dealers with selling agreements up to an amount equal to 6% of the premiums paid under a Contract during the first Contract year, 4.5% of the premiums paid in the second through sixth Contract years and 1.25% of the premiums paid in the seventh and subsequent Contract years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited balance sheets of the Company as of December 31, 2001 and 2000, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and the financial statement schedules, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information.



    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

CALCULATING VARIABLE ANNUITY PAYMENTS

    The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

     WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.


     HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.60%, 7.20%, 9.60%, and 12.00%. Net of all expenses, these constant returns are: (2.20)%, 1.40%, 5.00%, 7.40%, and 9.80%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.80% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.



    THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and life of the payee. See the Prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."


     ASSUMPTIONS ON WHICH THE HYPOTHETICAL SUPPLEMENTAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

        -   The hypothetical Contract is a Non-Qualified Contract

        - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

        - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount


        - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.60%, 7.20%, 9.60%, and 12.00%

        -   Assumed Interest Rate is 5% per year

        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

    For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

     ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

     THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

        -   the amount of proceeds applied

        -   the annuity payment option selected

        - the annuity purchase rates in the supplemental agreement on the effective date

        - the Assumed Interest Rate under the supplemental agreement on the effective date

        -   the age of the payee

        -   in most cases, the sex of the payee


    For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                 INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                       ASSUMING A CONSTANT RATE OF RETURN




CONTRACT                0.00% GROSS   3.60% GROSS   7.20% GROSS   9.60% GROSS   12.00% GROSS
YEAR                    -2.20% NET     1.40% NET     5.00% NET     7.40% NET     9.80% NET
1                            $1,000        $1,000        $1,000        $1,000        $1,000
2                               931           966         1,000         1,023         1,046
3                               868           933         1,000         1,046         1,094
4                               808           901         1,000         1,070         1,144
5                               753           870         1,000         1,095         1,196
6                               701           840         1,000         1,120         1,250
7                               653           811         1,000         1,145         1,308
8                               608           783         1,000         1,171         1,367
9                               566           756         1,000         1,198         1,430
10                              528           731         1,000         1,226         1,495
11                              491           705         1,000         1,254         1,564
12                              458           681         1,000         1,282         1,635
13                              426           658         1,000         1,312         1,710
14                              397           635         1,000         1,342         1,788
15                              370           614         1,000         1,372         1,870
16                              345           593         1,000         1,404         1,955
17                              321           572         1,000         1,436         2,045
18                              299           553         1,000         1,468         2,138
19                              278           534         1,000         1,502         2,236
20                              259           515         1,000         1,536         2,338
21                              242           498         1,000         1,571         2,445
22                              225           481         1,000         1,607         2,557
23                              210           464         1,000         1,644         2,674
24                              195           448         1,000         1,682         2,796
25                              182           433         1,000         1,720         2,924

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                               TEAR AT PERFORATION

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL INFORMATION ABOUT THE COMPANY.......................     1
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     3
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     7
      Effect of the Administrative Fee On Performance
       Data.................................................     7
EXPERTS.....................................................     7
OTHER INFORMATION...........................................     7
FINANCIAL STATEMENTS........................................     8

                                    SAI-TOC

--------------------------------------------------------------------------------
                       EQUITRUST LIFE ANNUITY ACCOUNT II

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2002


EquiTrust Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.


The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the "Account"), each of which invests in one of the following Investment
Options:



 American Century
   VP Ultra Fund
   VP Vista Fund
 Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
   VIF Small Cap Portfolio
 EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
 Fidelity Variable Insurance Products Funds
   VIP Contrafund-Registered Trademark- Portfolio -- Initial Class VIP Growth Portfolio -- Initial Class
   VIP Growth & Income Portfolio -- Initial
    Class
   VIP Index 500 Portfolio -- Initial Class
   VIP Mid Cap Portfolio -- Service Class 2
   VIP Overseas Portfolio -- Initial Class
 Franklin Templeton Variable Insurance
  Products Trust
   Franklin Small Cap Fund -- Class 2
   Franklin Small Cap Value Securities Fund
    (formerly Franklin Value Securities
    Fund) -- Class 2
   Franklin U.S. Government Fund -- Class 2
   Mutual Shares Securities Fund -- Class 2
   Templeton Growth Securities
    Fund -- Class 2
 J.P. Morgan Series Trust II
   JPMorgan Mid-Cap Value Portfolio
   JPMorgan Small Company Portfolio
 Summit Pinnacle Series
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
 T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
 T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.


Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Issued By
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................            3
EXPENSE TABLES..............................................            5
SUMMARY OF THE CONTRACT.....................................           11
CONDENSED FINANCIAL INFORMATION.............................           13
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................           16
      EquiTrust Life Insurance Company......................           16
      IMSA..................................................           16
      EquiTrust Life Annuity Account II.....................           16
      Investment Options....................................           16
      Addition, Deletion or Substitution of Investments.....           22
DESCRIPTION OF ANNUITY CONTRACT.............................           23
      Issuance of a Contract................................           23
      Premiums..............................................           23
      Free-Look Period......................................           23
      Allocation of Premiums................................           24
      Variable Accumulated Value............................           24
      Transfer Privilege....................................           25
      Partial Withdrawals and Surrenders....................           26
      Transfer and Withdrawal Options.......................           27
      Death Benefit Before the Retirement Date..............           28
      Death Benefit After the Retirement Date...............           30
      Proceeds on the Retirement Date.......................           30
      Payments..............................................           31
      Modification..........................................           31
      Reports to Owners.....................................           32
      Inquiries.............................................           32
THE DECLARED INTEREST OPTION................................           32
      Minimum Guaranteed and Current Interest Rates.........           32
      Transfers From Declared Interest Option...............           33
      Payment Deferral......................................           33
CHARGES AND DEDUCTIONS......................................           33
      Surrender Charge (Contingent Deferred Sales Charge)...           33
      Commutation Fee.......................................           34
      Annual Administrative Charge..........................           34
      Transfer Processing Fee...............................           35
      Mortality and Expense Risk Charge.....................           35
      Investment Option Expenses............................           35
      Premium Taxes.........................................           35
      Other Taxes...........................................           35
PAYMENT OPTIONS.............................................           36
      Description of Payment Options........................           36
      Election of Payment Options and Annuity Payments......           37
YIELDS AND TOTAL RETURNS....................................           40
FEDERAL TAX MATTERS.........................................           41
      Introduction..........................................           41
      Tax Status of the Contract............................           42
      Taxation of Annuities.................................           43
      Transfers, Assignments or Exchanges of a Contract.....           45
      Withholding...........................................           45

                                                                 PAGE
                                                              -----------
      Multiple Contracts....................................           45
      Taxation of Qualified Contracts.......................           45
      Possible Charge for the Company's Taxes...............           48
      Other Tax Consequences................................           48
DISTRIBUTION OF THE CONTRACTS...............................           48
LEGAL PROCEEDINGS...........................................           49
VOTING RIGHTS...............................................           49
FINANCIAL STATEMENTS........................................           49
CALCULATING VARIABLE ANNUITY PAYMENTS.......................   Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......      SAI-TOC


            The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: EquiTrust Life Annuity Account II.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the Owner/Annuitant.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).


THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): EquiTrust Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.


CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.


CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.


FUND: An open-end diversified management investment company or unit investment trust in which the Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable surrender charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a Contract based on its other features and benefits.

RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.


SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.


VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.


WRITTEN NOTICE: A written request or notice signed by the owner on a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire Accumulated Value is variable accumulated value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None


Surrender charge (contingent deferred sales charge) -- during Accumulation
Phase:
(as a percentage of the amount surrendered or withdrawn)


CONTRACT YEAR*             SURRENDER CHARGE
1                                 6%
2                                 5
3                                 4
4                                 3
5                                 2
6                                 1
7 and after                       0


    * You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, the Company will apply a surrender charge to any partial withdrawals taken. The amount that you may withdraw without incurring a surrender charge is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


       Under certain circumstances, a surrender charge may apply on the Retirement Date. (See "CHARGES AND DEDUCTIONS -- Surrender Charge (Contingent Deferred Sales Charge) -- SURRENDER CHARGE AT THE RETIREMENT DATE.")


Commutation fee (surrender charge) -- during Payout Phase:



YEAR OF VARIABLE PAYMENT OPTION IN        CHARGE AS A
WHICH SURRENDER ACCRUES*                 PERCENTAGE OF
                                       ORIGINAL PROCEEDS
1                                             6%
2                                             5
3                                             4
4                                             3
5                                             2
6                                             1
7 and after                                   0



    * We will deduct a commutation fee (surrender charge) from any full surrender requested during the first six years of a variable payment option.

Transfer Processing Fee                                       $ 25*


    * We waive the Transfer Processing fee for the first twelve transfers during a Contract Year. The Company may charge $25 for the thirteenth and each subsequent transfer during the Contract Year.


Annual Administrative Charge                                  $ 30
Annual Account Expenses (as a percentage of average net
  assets)
  Mortality and Expense Risk Charge                           1.40%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.40%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)


                                                   ADVISORY    OTHER      12B-1         TOTAL
INVESTMENT OPTION                                    FEE      EXPENSES     FEES        EXPENSES
American Century
  VP Ultra Fund                                      1.00%      0.00%      0.00%         1.00%(1)(2)
  VP Vista Fund                                      1.00%      0.00%      0.00%         1.00%(1)
Dreyfus
  VIF Appreciation Portfolio -- Initial Share
  Class                                              0.75%      0.03%      0.00%         0.78%
  VIF Disciplined Stock Portfolio -- Initial
  Share Class                                        0.75%      0.06%      0.00%         0.81%
  VIF Growth and Income Portfolio -- Initial
  Share Class                                        0.75%      0.04%      0.00%         0.79%
  VIF International Equity Portfolio -- Initial
  Share Class                                        0.75%      0.33%      0.00%         1.08%
  VIF Small Cap Portfolio -- Initial Share Class     0.75%      0.04%      0.00%         0.79%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                0.20%      0.08%      0.00%         0.28%
  High Grade Bond Portfolio                          0.30%      0.15%      0.00%         0.45%
  Managed Portfolio                                  0.45%      0.11%      0.00%         0.56%
  Money Market Portfolio                             0.25%      0.25%      0.00%         0.50%
  Strategic Yield Portfolio(3)                       0.45%      0.14%      0.00%         0.59%
  Value Growth Portfolio                             0.45%      0.12%      0.00%         0.57%
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio -- Initial Class          0.58%      0.10%      0.00%         0.68%(4)
  VIP Growth Portfolio -- Initial Class              0.58%      0.10%      0.00%         0.68%(4)
  VIP Growth & Income Portfolio -- Initial Class     0.48%      0.10%      0.00%         0.58%(4)
  VIP Index 500 Portfolio -- Initial Class           0.24%      0.04%      0.00%         0.28%(5)
  VIP Mid Cap Portfolio -- Service Class 2           0.58%      0.11%      0.25%         0.94%
  VIP Overseas Portfolio -- Initial Class            0.73%      0.19%      0.00%         0.92%(4)
Franklin Templeton
  Franklin Small Cap Fund -- Class 2                 0.45%      0.31%      0.25%         1.01%(6)(7)
  Franklin Small Cap Value Securities Fund --
  Class 2                                            0.57%      0.20%      0.25%         1.02%(6)(7)
  Franklin U.S. Government Fund -- Class 2           0.51%      0.02%      0.25%         0.78%(7)(8)
  Mutual Shares Securities Fund -- Class 2           0.60%      0.19%      0.25%         1.04%(7)
  Templeton Growth Securities Fund -- Class 2        0.80%      0.05%      0.25%         1.10%(7)(8)
J. P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                   0.70%      0.30%      0.00%         1.00%(9)(10)
  JPMorgan Small Company Portfolio                   0.60%      0.55%      0.00%         1.15%
Summit Pinnacle Series
  Russell 2000 Small Cap Index Portfolio             0.35%      0.40%      0.00%         0.75%(11)
  S&P MidCap 400 Index Portfolio                     0.30%      0.30%      0.00%         0.60%(11)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                            0.85%      0.00%      0.00%         0.85%(12)
  Mid-Cap Growth Portfolio                           0.85%      0.00%      0.00%         0.85%(12)
  New America Growth Portfolio                       0.85%      0.00%      0.00%         0.85%(12)
  Personal Strategy Balanced Portfolio               0.90%      0.00%      0.00%         0.90%(12)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                      1.05%      0.00%      0.00%         1.05%(12)

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown is annualized. The manager provides the Fund with the investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.



(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.



(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.



(6) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.09% and 1.05%, respectively.



(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(8) The Fund administration fee is paid indirectly through the management fee.



(9) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.



(10) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.



(11) Total expenses in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(12) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.



The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 2001 fiscal year. Current and future expense figures may be higher or lower than those shown. For a more complete description of the various costs and expenses, see "CHARGES AND DEDUCTIONS" and the prospectus for each Investment Option which accompanies this Prospectus. We do not independently verify the information provided in the accompanying prospectuses.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
American Century
  VP Ultra Fund                                                 $89        $126       $165       $300
  VP Vista Fund                                                 $89        $126       $165       $300
Dreyfus
  VIF Appreciation Portfolio -- Initial Share Class             $87        $120       $154       $278
  VIF Disciplined Stock Portfolio -- Initial Share Class        $87        $121       $155       $281
  VIF Growth and Income Portfolio -- Initial Share Class        $87        $120       $154       $279
  VIF International Equity Portfolio -- Initial Share Class     $89        $129       $168       $307
  VIF Small Cap Portfolio -- Initial Share Class                $87        $120       $154       $279
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                           $82        $105       $129       $226
  High Grade Bond Portfolio                                     $83        $110       $137       $244
  Managed Portfolio                                             $85        $114       $143       $255
  Money Market Portfolio                                        $84        $112       $140       $249
  Strategic Yield Portfolio                                     $85        $115       $144       $258
  Value Growth Portfolio                                        $85        $114       $143       $256
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                                      $86        $117       $149       $267
  VIP Growth Portfolio                                          $86        $117       $149       $267
  VIP Growth & Income Portfolio                                 $85        $114       $144       $257
  VIP Index 500 Portfolio                                       $82        $105       $129       $226
  VIP Mid Cap Portfolio                                         $88        $125       $162       $294
  VIP Overseas Portfolio                                        $88        $124       $161       $292
Franklin Templeton
  Franklin Small Cap Fund                                       $89        $127       $165       $300
  Franklin Small Cap Value Securities Fund                      $89        $127       $165       $301
  Franklin U.S. Government Fund                                 $87        $120       $154       $278
  Mutual Shares Securities Fund                                 $89        $128       $166       $303
  Templeton Growth Securities Fund                              $90        $129       $169       $309
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                              $89        $126       $165       $300
  JPMorgan Small Company Portfolio                              $90        $131       $172       $314
Summit Pinnacle Series
  Russell 2000 Small Cap Index Portfolio                        $86        $119       $152       $274
  S&P MidCap 400 Index Portfolio                                $85        $115       $145       $259
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                       $87        $122       $157       $285
  Mid-Cap Growth Portfolio                                      $87        $122       $157       $285
  New America Growth Portfolio                                  $87        $122       $157       $285
  Personal Strategy Balanced Portfolio                          $88        $123       $160       $290
T. Rowe Price International Series, Inc.
  International Stock Portfolio                                 $89        $128       $167       $304

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
American Century
  VP Ultra Fund                                                 $27        $84        $142       $300
  VP Vista Fund                                                 $27        $84        $142       $300
Dreyfus
  VIF Appreciation Portfolio -- Initial Share Class             $25        $77        $131       $278
  VIF Disciplined Stock Portfolio -- Initial Share Class        $25        $78        $133       $281
  VIF Growth and Income Portfolio -- Initial Share Class        $25        $77        $132       $279
  VIF International Equity Portfolio -- Initial Share Class     $28        $86        $146       $307
  VIF Small Cap Portfolio -- Initial Share Class                $25        $77        $132       $279
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                                           $20        $62        $106       $226
  High Grade Bond Portfolio                                     $22        $67        $114       $244
  Managed Portfolio                                             $23        $70        $120       $255
  Money Market Portfolio                                        $22        $68        $117       $249
  Strategic Yield Portfolio                                     $23        $71        $121       $258
  Value Growth Portfolio                                        $23        $71        $120       $256
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                                      $24        $74        $126       $267
  VIP Growth Portfolio                                          $24        $74        $126       $267
  VIP Growth & Income Portfolio                                 $23        $71        $121       $257
  VIP Index 500 Portfolio                                       $21        $64        $109       $233
  VIP Mid Cap Portfolio                                         $27        $82        $139       $294
  VIP Overseas Portfolio                                        $26        $81        $138       $292
Franklin Templeton
  Franklin Small Cap Fund                                       $27        $84        $143       $139
  Franklin Small Cap Value Securities Fund                      $27        $84        $143       $301
  Franklin U.S. Government Fund                                 $25        $77        $131       $278
  Mutual Shares Securities Fund                                 $28        $85        $144       $303
  Templeton Growth Securities Fund                              $28        $87        $147       $309
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                              $27        $84        $142       $300
  JPMorgan Small Company Portfolio                              $29        $88        $150       $314
Summit Pinnacle Series
  Russell 2000 Small Cap Index Portfolio                        $25        $76        $130       $274
  S&P MidCap 400 Index Portfolio                                $23        $71        $122       $259
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                       $26        $79        $135       $285
  Mid-Cap Growth Portfolio                                      $26        $79        $135       $285
  New America Growth Portfolio                                  $26        $79        $135       $285
  Personal Strategy Balanced Portfolio                          $26        $81        $137       $290
T. Rowe Price International Series, Inc.
  International Stock Portfolio                                 $28        $85        $145       $304



Figures shown for these periods do not assume that current fee waivers and expense reimbursement arrangements for the Funds apply.


The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the Accumulated Value per Contract is $10,000, which translates the administrative charge into an assumed .30% charge for the purposes of the examples.

Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or


    - the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.



  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")


  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.


    - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.


    - The Company waives fees for the first twelve transfers during a Contract Year.


    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

  SURRENDER. You may surrender your Contract upon written notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")


  DEATH BENEFIT. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT--Death Benefit Before the Retirement Date).

CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

        CONTRACT           SURRENDER
        YEAR                CHARGE
        1                     6%
        2                     5
        3                     4
        4                     3
        5                     2
        6                     1
        7 and after           0

  You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    -   with an initial premium payment of $50,000 or greater, or


    -   if the Accumulated Value is $50,000 or greater on your Contract
        Anniversary.


  We may terminate this waiver at any time.


  TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.


  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 7 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

OTHER CONTRACTS

  We offer other variable annuity contracts that invest in the same Investment Options of the Funds. These contracts may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact the Company to obtain more information about these contracts.

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


  The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.



                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Appreciation
  1998                                            $10.000000        $10.037471             24.018000
  1999                                             10.037471         11.023159        173,421.184779
  2000                                             11.023159         10.815328        317,644.455466
  2001                                             10.815328          9.671767        410,948.405236
Disciplined Stock
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.551333        133,874.541424
  2000                                             11.551333         10.390084        305,831.175916
  2001                                             10.390084          8.885671        370,986.813121
Dreyfus Growth and Income
  1998                                            $10.000000        $10.000000             10.000000
  1999                                             10.000000         11.583531         41,962.890993
  2000                                             11.583531         11.061794        140,155.840129
  2001                                             11.061794         10.270179        172,147.015490
International Equity
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         15.535331          5,370.943878
  2000                                             15.535331         12.882814         59,695.445970
  2001                                             12.882814          8.995439         75,413.510244

                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Dreyfus Small Cap
  1998                                            $10.000000        $10.417346             30.023000
  1999                                             10.417346         12.409304         37,187.790687
  2000                                             12.409304         14.151470        133,441.957476
  2001                                             14.151470         13.101536        182,657.378695
Blue Chip
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.493125        168,478.748352
  2000                                             11.493125         10.368373        328,469.024783
  2001                                             10.368373          9.069651        382,493.328679
High Grade Bond
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000          9.811321         39,060.113882
  2000                                              9.811321         10.754179         63,029.681162
  2001                                             10.754179         11.570812        116,452.409042
Managed*
  2001                                            $10.000000        $10.073024          2,478.725306
Money Market
  1998                                            $10.000000        $10.010155          2,675.156157
  1999                                             10.010155         10.323106         30,705.110011
  2000                                             10.323106         10.783237         35,827.049130
  2001                                             10.783237         11.010992         56,393.887568
Strategic Yield
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000          9.838194         19,166.958767
  2000                                              9.838194          9.998590         33,679.284997
  2001                                              9.998590         10.770302         61,402.315327
Value Growth
  1998                                            $10.000000        $10.137670             18.014000
  1999                                             10.137670          9.355808         21,916.506039
  2000                                              9.355808         10.772759         30,682.870776
  2001                                             10.772759         11.365464         58,894.478368
Equity Income
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.390415         41,021.894274
  2000                                             10.390415         11.654082         59,148.442406
  2001                                             11.654082         11.660692         96,750.972301
International Stock
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         13.100697         12,483.719064
  2000                                             13.100697         10.648447         40,508.420430
  2001                                             10.648447          8.166973         46,127.940447
Mid-Cap Growth
  1998                                            $10.000000        $10.444654             18.014000
  1999                                             10.444654         12.591091         67,235.432249
  2000                                             12.591091         13.511767        164,231.316566
  2001                                             13.511767         13.201812        207,945.873197

                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
New America Growth
  1998                                            $10.000000        $10.420677             30.023000
  1999                                             10.420677         11.525440         64,623.697111
  2000                                             11.525440         10.218628        135,982.793167
  2001                                             10.218628          8.882821        153,918.754510
Personal Strategy Balanced
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.603854         53,568.419363
  2000                                             10.603854         11.066274        102,663.516754
  2001                                             11.066274         10.649452        156,659.285518
VP Ultra*
  2001                                            $10.000000        $10.253013            673.169916
VP Vista*
  2001                                            $10.000000        $10.069107            620.403596
Contrafund*
  2001                                            $10.000000        $10.326495          6,197.546339
Growth*
  2001                                            $10.000000        $10.083898          5,398.731582
Fidelity Growth & Income*
  2001                                            $10.000000        $ 9.919009          1,928.401314
Index 500*
  2001                                            $10.000000        $10.045247          7,214.987295
MidCap*
  2001                                            $10.000000        $10.435314          1,689.154760
Overseas*
  2001                                            $10.000000        $10.000000              0.000000
Franklin Small Cap*
  2001                                            $10.000000        $10.322794             29.479422
Small Cap Value Securities*
  2001                                            $10.000000        $10.706055            203.224256
U.S. Government*
  2001                                            $10.000000        $ 9.861717            889.254913
Mutual Shares Securities*
  2001                                            $10.000000        $10.113196          1,250.608551
Growth Securities*
  2001                                            $10.000000        $ 9.879791            365.666644
Mid-Cap Value*
  2001                                            $10.000000        $10.421702             33.461904
Small Company*
  2001                                            $10.000000        $10.582331            305.070790
Russell 2000 Small Cap Index*
  2001                                            $10.000000        $10.802967          6,906.043624
S&P MidCap 400 Index*
  2001                                            $10.000000        $10.502362          5,722.154526



    * Available October 1, 2001.

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY


    The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

EQUITRUST LIFE ANNUITY ACCOUNT II

    On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently 33 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.



DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stock and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BE EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.



T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)


    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options.


    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT


    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. See "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract. We do not apply a maximum age for owners on the Contract Date.



    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

--------------------------------------------------------------------------------

PREMIUMS


    The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.



    You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.



    If mandated under applicable law, the Company may be required to reject a premium payment.

--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or


        - the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.


    You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.


        - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.

        - You may change your allocation instructions at any time by sending written notice to the Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that

    Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.
--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at the Home Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.


        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.


        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.


        - The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.



        - The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

    We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


    CAUTION: Telephone transfer priveleges may not always be available. Telephone systems, whether yours, your service provider's or you registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS AND SURRENDERS

    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon written notice at any time before the Retirement Date.

        -   The minimum amount which you may partially withdraw is $500.


        - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.



    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Home Office. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")



    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.



    Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original written request at our Home Office.



    SURRENDER. You may surrender your Contract upon written notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Home Office. You may choose to have the Net Accumulated Value distributed to you as follows:


        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts."

--------------------------------------------------------------------------------


TRANSFER AND WITHDRAWAL OPTIONS



    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.


    AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Certificate Year to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.


        - Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is free and is not considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.



    To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."


        -   The minimum amount of each transfer is $100.


        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.


        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.


        - This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

        - This feature is free and cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.


        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.



        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."



        - Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.


        - Distributions will take place on the same date each month as the Contract Date or on the next Business Day.


        - You may change the amount and frequency upon written request to our Home Office.


        - This feature cannot be utilized in combination with Dollar Cost Averaging.


    We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE

    DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

    The surviving Owners or new Owners are afforded the following options:

             1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

             2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or

                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

    Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.

    Other rules may apply to a Qualified Contract.


    DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.


    If the Annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.

    The PEDB amount is equal to zero on the Contract Date. The PEDB amount increases by the amount of each premium payment (including the initial premium), and decreases by the amount of any partial withdrawal reduction. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make any premium payment or partial withdrawal; and (3) on the Annuitant's date of death. The PEDB amount on each calculation date is equal to the greater of (a) the previous PEDB amount or (b) the Accumulated Value.

    We will continue to recalculate the PEDB amount until the Contract Anniversary immediately prior to the oldest Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

    If the Annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.


    We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant's Death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.



    If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:


        - payments under the option begin within 1 year of the Annuitant's death, and

        - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

    If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

    Other rules may apply to a Qualified Contract.

    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. This rider may not be available on certain Qualified Contracts.


    If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

             (a)   is the Accumulated Value; and

             (b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

    The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

    This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

    The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


               TOTAL       ACCUMULATED                               INCREMENTAL
DATE       PREMIUMS PAID      VALUE        GAIN     DEATH BENEFIT   DEATH BENEFIT
5/1/2002     $100,000       $100,000           $0     $100,000              $0
5/1/2022     $100,000       $450,000     $350,000     $450,000         $50,000

    If we receive Due Proof of Death on May 1, 2022, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.
--------------------------------------------------------------------------------

DEATH BENEFIT AFTER THE RETIREMENT DATE

    If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

    On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

    You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

        - we must receive a written notice at the Home Office at least 30 days before the current Retirement Date;

        - the requested Retirement Date must be a date that is at least 30 days after receipt of the written notice; and

        - the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS


    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:


        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;


        - the SEC permits by an order the postponement for the protection of Owners; or


        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.


    If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.

--------------------------------------------------------------------------------

MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES


    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.


    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        - amounts allocated and transferred to the Declared Interest Option, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION


    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years.

CONTRACT YEAR IN WHICH  CHARGE AS PERCENTAGE OF
   SURRENDER OCCURS       AMOUNT SURRENDERED
1                                   6%
2                                   5
3                                   4
4                                   3
5                                   2
6                                   1
7 and after                         0

    If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.


    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken during the Contract Year.



    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.



    WAIVER OF SURRENDER CHARGE. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at our Home Office in order to activate this waiver.

--------------------------------------------------------------------------------


COMMUTATION FEE



    We will deduct a commutation fee (surrender charge) from any full surrender requested during the first six years of a variable payment option.



YEAR OF VARIABLE PAYMENT OPTION  CHARGE AS PERCENTAGE OF
   IN WHICH SURRENDER OCCURS        ORIGINAL PROCEEDS
1                                            6%
2                                            5
3                                            4
4                                            3
5                                            2
6                                            1
7 and after                                  0


--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000 or greater, or


        - if the Accumulated Value is $50,000 or greater on your Contract Anniversary.


    We may terminate this waiver at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE


    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering the Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.


    Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option.

    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
--------------------------------------------------------------------------------

DESCRIPTION OF PAYMENT OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.
--------------------------------------------------------------------------------

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS

    While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

    We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the payment option chosen;

        -   the payee's age and sex;

        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

    We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

           (1) the total proceeds would be less than $2,000;

           (2) the amount of each payment would be less than $20; or

           (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.


    Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option.

    Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.



    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 5 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:


        -   the dollar amount of proceeds being applied to a payment option;

        -   the payment option selected;

        -   the age and sex of the Annuitant; and

        - the assumed interest rate used in the variable payment option tables (5% per year).

    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "TRANSFER OF ANNUITY UNITS" below).


    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

           (a) is the annuity unit value for the immediately preceding Valuation Period;

           (b) is the net investment factor for that Valuation Period (described below); and

           (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

           (x) is the net result of:

               1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

               2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

               3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

               4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

           (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

           (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

    For variable annuity payments, we reserve the right to:

           (1) refuse the election of a payment option if total proceeds are less than $5,000;

           (2) refuse to make payments of less than $50 each; or

           (3) make payments at less frequent intervals if payments will be less than $50 each.


    TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.


    SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to:

           (a) the commuted value of remaining payments in a payment option;
       MINUS


           (b) a commutation fee that varies by year since the effective date.


    The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.


    We will deduct a commutation fee (surrender charge) from any full surrender requested during the first six years of a variable payment option. See "CHARGES AND DEDUCTIONS--Commutation Fee." We do not assess a surrender charge against the proceeds applied to a variable payment option on the Retirement Date, and we will calculate any commutation fee based on the Contract Date. See "FEDERAL TAX MATTERS" for a discussion on the tax consequences of surrenders.


    Please refer to APPENDIX A for more information on variable annuity payments.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research

    Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION


    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        - receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

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--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:


    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


    OWNER CONTROL. In certain circumstances, Owners of variable annuity Contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Contract Owner's gross income. The IRS has stated in published rulings that a variable annuity Contract Owner will be considered the Owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a Contract Owner being treated as the Owner of a pro-rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the Owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and


        - if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.



    These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.


    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.


    PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.


    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.


    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

    ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.
--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

        -   the selection of certain Retirement Dates, or

        -   the exchange of a Contract.

    An Owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.


    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is a distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after-tax contributions, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, governmental section 457 plan or IRA.

--------------------------------------------------------------------------------

MULTIPLE CONTRACTS

    All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.
--------------------------------------------------------------------------------

TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.

    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10
    PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.


    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.



    The Internal Revenue Service has not yet reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.



    SEP IRAS. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing

    IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.



    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.


    DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and/or variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company.

    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing's principal business address is the same as that of the Company.

    The Company may pay broker-dealers with selling agreements up to an amount equal to 6% of the premiums paid under a Contract during the first Contract year, 4.5% of the premiums paid in the second through sixth Contract years and 1.25% of the premiums paid in the seventh and subsequent Contract years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "Charges and Deductions."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited balance sheets of the Company as of December 31, 2001 and 2000, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and the financial statement schedules, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2001 and the related statements of operations and changes in net assets the periods disclosed in the financial statements, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information.



    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

CALCULATING VARIABLE ANNUITY PAYMENTS

    The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

     WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.


     HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.59%, 7.17%, 9.59%, and 12.00%. Net of all expenses, these constant returns are: (2.17)%, 1.42%, 5.00%, 7.42%, and 9.83%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.79% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.



    THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and for the life contingent options, upon the life of the payee. See the Prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."


     ASSUMPTIONS ON WHICH THE HYPOTHETICAL SUPPLEMENTAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

        -   The hypothetical Contract is a Non-Qualified Contract

        - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

        - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

        - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.59%, 7.17%, 9.59%, and 12.00%


        -   Assumed Interest Rate is 5% per year

        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

    For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

     ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

     THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

        -   the amount of proceeds applied

        -   the annuity payment option selected

        - the annuity purchase rates in the supplemental agreement on the effective date

        - the Assumed Interest Rate under the supplemental agreement on the effective date

        -   the age of the payee

        -   in most cases, the sex of the payee


    For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                 INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                       ASSUMING A CONSTANT RATE OF RETURN




CONTRACT      0.00% GROSS   3.60% GROSS   7.19% GROSS   9.60% GROSS   12.00% GROSS
YEAR          -2.19% NET     1.41% NET     5.00% NET     7.41% NET     9.81% NET
1               $1,000        $1,000        $1,000        $1,000         $1,000
2                  932           966         1,000         1,023          1,046
3                  868           933         1,000         1,046          1,094
4                  808           901         1,000         1,070          1,144
5                  753           870         1,000         1,095          1,196
6                  701           840         1,000         1,120          1,251
7                  653           812         1,000         1,146          1,308
8                  609           784         1,000         1,172          1,368
9                  567           757         1,000         1,199          1,431
10                 528           731         1,000         1,227          1,496
11                 492           706         1,000         1,255          1,565
12                 458           682         1,000         1,284          1,637
13                 427           659         1,000         1,313          1,712
14                 398           636         1,000         1,343          1,790
15                 370           614         1,000         1,374          1,872
16                 345           593         1,000         1,406          1,958
17                 321           573         1,000         1,438          2,048
18                 299           554         1,000         1,471          2,141
19                 279           535         1,000         1,505          2,239
20                 260           516         1,000         1,539          2,342
21                 242           499         1,000         1,574          2,449
22                 225           482         1,000         1,611          2,562
23                 210           465         1,000         1,647          2,679
24                 196           449         1,000         1,685          2,802
25                 182           434         1,000         1,724          2,930

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           PAGE
                                                                           ----
GENERAL INFORMATION ABOUT THE COMPANY....................................   1
ADDITIONAL CONTRACT PROVISIONS...........................................   1
      The Contract.......................................................   1
      Incontestability...................................................   1
      Misstatement of Age or Sex.........................................   1
      Non-Participation..................................................   1
CALCULATION OF YIELDS AND TOTAL RETURNS..................................   1
      Money Market Subaccount Yields.....................................   1
      Other Subaccount Yields............................................   3
      Average Annual Total Returns.......................................   3
      Other Total Returns................................................   7
      Effect of the Administrative Charge on Performance Data............   7
EXPERTS..................................................................   7
OTHER INFORMATION........................................................   7
FINANCIAL STATEMENTS.....................................................   8


                                    SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                               TEAR AT PERFORATION

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266

                       EQUITRUST LIFE ANNUITY ACCOUNT II

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by EquiTrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address shown above or calling us at the phone number as shown on the cover of the Prospectus.


                                  May 1, 2002

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
                                                              --------
GENERAL INFORMATION ABOUT THE COMPANY.......................     1
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     3
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     7
      Effect of the Administrative Fee On Performance
       Data.................................................     7
EXPERTS.....................................................     7
OTHER INFORMATION...........................................     7
FINANCIAL STATEMENTS........................................     8

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------


    One hundred percent of the outstanding voting shares of the Company are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2001, Iowa Farm Bureau Federation owned 57.08% of the outstanding voting stock of FBL Financial Group, Inc.


    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative charge and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option
          (exclusive of realized gains or losses on the sale of
          securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day
          period attributable to a hypothetical account having a
          balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV)) TO THE POWER OF 365/7 - 1

Where:

NCS  =    the net change in the value of the Investment Option
          (exclusive of realized gains or losses on the sale of
          securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day
          period attributable to a hypothetical account having a
          balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.

--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by


        2) the offering price per unit at the close of the last day of the period multiplied by the daily average number of units outstanding for the period; by


        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.


    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in the expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:


Yield = 2 X ((((NI - ES)/(U X UV)) + 1) TO THE POWER OF 6 - 1)

Where:

NI   =    net investment income of the Investment Option for the
          30-day or one-month period attributable to the subaccount's units.

ES   =    expenses of the subaccount for the 30-day or one-month
          period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The surrender charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of

    Contract charges which were in effect at the inception of each Subaccount (see four columns under "Investment Option" heading below). For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:

TR = (ERV/P)TO THE POWER OF 1/N - 1

Where:

TR   =    the average annual total return net of subaccount recurring charges.

ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the
          period.

P    =    a hypothetical initial payment of $1,000.

N    =    the number of years in the period.


    The following chart provides adjusted historic average annual total return information for the Subaccounts. When a Subaccount has been in existence for at least one year, the chart below also provides the actual average annual total return for the Subaccount as of the end of the period indicated or from the date of inception (i.e., since the first dollar was funded to the Subaccount) calculated according to the formula described above (see the two columns to the right of the chart under the heading "Subaccount").

                                                                    INVESTMENT OPTION                           SUBACCOUNT
                                                    FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE PERIOD
                                                     1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     FROM DATE OF
                                                     PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     INCEPTION OF
                                                     ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED       SUBACCOUNT
SUBACCOUNT (DATE ON WHICH FIRST ACTIVITY OCCURRED)  12/31/01   12/31/01   12/31/01      TO 12/31/01      12/31/01    TO 12/31/01
American Century
  VP Ultra Fund(1) (11/15/01)                           --         --         --          (12.02)%           --        (3.91)%
  VP Vista Fund(1) (12/6/01)                            --         --         --           (6.19)            --        (5.63)
Dreyfus
  VIF Appreciation Portfolio -- Initial Share
  Class(2) (12/29/98)                               (16.35)%     8.72%        --           12.09         (16.19)%      (2.70)
  VIF Disciplined Stock Portfolio -- Initial Share
  Class(3) (1/6/99)                                 (20.07)      7.11         --            9.57         (19.85)       (5.30)
  VIF Growth and Income Portfolio -- Initial Share
  Class(4) (1/22/99)                                (13.10)      4.47         --           11.91         (12.99)       (0.82)
  VIF International Equity Portfolio -- Initial
  Share Class(4) (1/22/99)                          (35.03)     (0.49)        --            1.49         (34.56)       (4.93)
  VIF Small Cap Portfolio -- Initial Share
  Class(5) (12/29/98)                               (13.35)      5.98      19.64%          27.63         (13.24)        7.19
  Dreyfus Socially Responsible Growth Fund,
  Inc. -- Service Share Class(6)                    (28.81)      6.16         --           10.85             --        (6.21)
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio(7) (1/8/99)                   (18.20)      6.11      10.30           12.02         (18.02)       (4.68)
  High Grade Bond Portfolio(8) (2/4/99)               0.96       5.29       5.67            7.09           0.83         3.03
  Managed Portfolio(8)                                0.03       3.96       8.64            7.98             --        (5.60)
  Money Market Portfolio(9) (12/21/98)               (4.30)      2.67       2.69            3.03          (4.30)        1.41
  Strategic Yield Portfolio(8) (1/8/99)               1.07       3.88       6.79            7.85           0.95         0.70
  Value Growth Portfolio(8) (12/29/98)               (1.04)     (3.33)      4.75            3.91          (1.13)        2.44

                                                                    INVESTMENT OPTION                           SUBACCOUNT
                                                    FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE PERIOD
                                                     1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     FROM DATE OF
                                                     PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     INCEPTION OF
                                                     ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED       SUBACCOUNT
SUBACCOUNT (DATE ON WHICH FIRST ACTIVITY OCCURRED)  12/31/01   12/31/01   12/31/01      TO 12/31/01      12/31/01    TO 12/31/01
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio(10) (11/15/01)           (19.14)%     8.30%        --           14.05%            --        (3.22)%
  VIP Growth Portfolio(11) (11/15/01)               (24.21)      9.52      11.70%          12.08             --        (5.50)
  VIP Growth & Income Portfolio(12) (11/26/01)      (15.82)      7.97         --            7.97             --        (7.04)
  VIP High Income Portfolio(13)                     (18.81)     (5.84)      3.49            5.21             --           --
  VIP Index 500 Portfolio(14) (11/15/01)            (18.97)      8.23         --           11.75             --        (5.86)
  VIP Mid Cap Portfolio(15) (11/26/01)              (10.90)        --         --           22.43             --        (2.20)
  VIP Overseas Portfolio(16)                        (27.54)      0.62       4.19            4.43             --           --
Franklin Templeton
  Franklin Small Cap Fund(17)(22)(23) (11/26/01)    (21.93)      8.39         --           11.76             --        (3.26)
  Franklin Small Cap Value Securities
  Fund(18)(22)(23)                                    5.36         --         --            0.69             --         0.34
  Franklin U.S. Government Fund(19)(22)(23)
  (10/26/01)                                         (0.67)      4.67       5.21            5.99             --        (7.58)
  Mutual Shares Securities Fund(20)(22)(23)
  (12/6/01)                                          (0.98)      8.02         --            8.69             --        (5.22)
  Templeton Growth Securities Fund(21)(22)(23)
  (12/6/01)                                          (8.83)      6.27         --            8.36             --        (7.41)
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio(24) (11/26/01)       --         --         --            3.00             --        (2.33)
  JPMorgan Small Company Portfolio(25) (11/26/01)   (15.15)      4.27         --           10.13             --        (0.82)
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio(26) (12/4/01)          (38.74)        --         --          (40.59)            --        (9.82)
  Russell 2000 Small Cap Index Portfolio(26)
  (11/16/01)                                         (6.15)        --         --           (3.55)            --         1.24
  S&P MidCap 400 Index Portfolio(27) (11/19/01)      (8.77)        --         --            6.15             --        (1.57)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio(28) (1/22/99)              (6.23)      8.69         --           12.97          (6.23)%       3.28
  Mid-Cap Growth Portfolio(29) (12/29/98)            (8.46)        --         --           11.89          (8.43)        7.45
  New America Growth Portfolio(28) (12/29/98)       (18.85)      2.83         --            9.87         (18.53)       (5.31)
  Personal Strategy Balanced Portfolio(30)
  (1/6/99)                                           (9.86)      6.39         --           10.31          (9.81)        0.34
T. Rowe Price International Series, Inc.
  International Stock Portfolio(28) (1/20/99)       (28.48)     (1.75)        --            1.96         (28.12)       (7.82)



        (1)   The VP Ultra and VP Vista Funds commenced operations on May 1,
              2001.


        (2)   The VIF Appreciation Portfolio commenced operations on April 5,
              1993.

        (3) The VIF Disciplined Stock Portfolio commenced operations on April 30, 1996.

        (4) The VIF Growth and Income and VIF International Equity Portfolios commenced operations on May 2, 1994.

        (5)   The VIF Small Cap Portfolio commenced operations on August 31,
              1990.


        (6) The Socially Responsible Growth Fund, Inc. commenced operations on October 7, 1993. Because Service shares were not offered until December 31, 2000, the returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter. Performance shown is higher than it would have been had Service Class shares been available for the entire time period.


        (7)   The Blue Chip Portfolio commenced operations on October 15, 1990.


        (8) The Value Growth, High Grade Bond, Managed and Strategic Yield Portfolios commenced operations on October 17, 1987.


        (9)   The Money Market Portfolio commenced operations on February 20,
              1990.

        (10)  The Contrafund Portfolio commenced operations on January 3, 1995.

        (11)  The Growth Portfolio commenced operations on October 9, 1986.

        (12) The Growth & Income Portfolio commenced operations on December 31, 1996.


        (13) The High Income Portfolio commenced operations on September 19, 1985. Because Service Class 2 shares were not offered until January 12, 2000, the returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of shares (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997. Had Service Class 2 shares been available for the entire time period, returns prior to January 12, 2000 would have been lower.


        (14)  The Index 500 Portfolio commenced operations on August 27, 1992.


        (15) The Mid Cap Portfolio commenced operations on December 28, 1998. Because Service Class 2 shares were not offered until January 12, 2000, the returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 28, 1998 to January 12, 2000. Had Service Class 2 shares been available for the entire time period, returns prior to January 12, 2000 would have been lower.



        (16)  The Overseas Portfolio commenced operations on January 28, 1987.



        (17)  The Franklin Small Cap Fund commenced operations on November 1,
              1995.



        (18) The Franklin Small Cap Value Securities Fund commenced operations on May 1, 1998.



        (19) The Franklin U.S. Government Fund commenced operations on March 14, 1989.



        (20) The Mutual Shares Securities Fund commenced operations on November 8, 1996.



        (21) The Templeton Growth Securities Fund commenced operations on March 15, 1994.



        (22) Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. If Class 2 shares were available prior to 1/6/99, performance for such prior periods would be lower.



        (23) Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



        (24) The JPMorgan Mid-Cap Value Portfolio commenced operations on September 28, 2001.



        (25) The JPMorgan Small Company Portfolio commenced operations on January 3, 1995.



        (26) The NASDAQ-100 Index and Russell 2000 Small Cap Index Portfolios commenced operations on April 27, 2000.



        (27) The S&P MidCap 400 Index Portfolio commenced operations on May 3, 1999.



        (28) The Equity Income, New America Growth and International Stock Portfolios commenced operations on March 31, 1994.



        (29) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.



        (30) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.



    The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1
Where:
CTR  =    The cumulative total return net of subaccount recurring
          charges for the period.
ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.
P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA

    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------

    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.


    The Account's statements of assets and liabilities as of December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements and the balance sheets of the Company at December 31, 2001 and 2000 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors


The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Annuity Account II, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income (formerly Growth & Income), International Equity, Dreyfus Small Cap (formerly Small Cap), Socially Responsible Growth, Blue Chip, High Grade Bond, High Yield Bond, Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income, Index 500, Mid-Cap, Franklin Small Cap, Franklin Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Annuity Account II at December 31, 2000, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Des Moines, Iowa
March 13, 2002

                        EquiTrust Life Annuity Account II

                      Statements of Assets and Liabilities

                                December 31, 2001

                                                                       ULTRA            VISTA
                                                                     SUBACCOUNT      SUBACCOUNT
                                                                   ------------------------------
ASSETS
Investments in shares of mutual funds, at market                        $6,902         $6,247

LIABILITIES                                                                  -              -
                                                                   ------------------------------
Net assets                                                              $6,902         $6,247
                                                                   ==============================

NET ASSETS
Accumulation units                                                      $6,902         $6,247
                                                                   ------------------------------
Total net assets                                                        $6,902         $6,247
                                                                   ==============================

Investments in shares of mutual funds, at cost                          $6,856         $6,086
Shares of mutual fund owned                                             724.24         615.46

Accumulation units outstanding                                          673.17         620.40
Accumulation unit value                                                 $10.25         $10.07

SEE ACCOMPANYING NOTES.

                                     DREYFUS                                           SOCIALLY
                   DISCIPLINED      GROWTH &       INTERNATIONAL        DREYFUS      RESPONSIBLE
 APPRECIATION        STOCK           INCOME           EQUITY          SMALL CAP        GROWTH
  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------
  $3,974,597       $3,296,467       $1,767,981       $  678,378       $2,393,092       $4,770

           -                -                -                -                -            -
--------------------------------------------------------------------------------------------------
  $3,974,597       $3,296,467       $1,767,981       $  678,378       $2,393,092       $4,770
==================================================================================================


  $3,974,597       $3,296,467       $1,767,981       $  678,378       $2,393,092       $4,770
--------------------------------------------------------------------------------------------------
  $3,974,597       $3,296,467       $1,767,981         $678,378       $2,393,092       $4,770
==================================================================================================

  $4,331,541       $3,935,192       $1,984,302       $1,104,136       $3,224,305       $4,765
  113,624.84       157,801.19        81,661.92        63,046.25        68,121.04       179.40

  410,948.41       370,986.81       172,147.02        75,413.51       182,657.38       476.68
  $     9.67       $     8.89       $    10.27       $     9.00       $    13.10       $10.01

                                                                                  HIGH GRADE
                                                                   BLUE CHIP         BOND
                                                                  SUBACCOUNT      SUBACCOUNT
                                                                -------------------------------
ASSETS
Investments in shares of mutual funds, at market                  $3,469,081      $1,347,449

LIABILITIES                                                                -               -
                                                                -------------------------------
Net assets                                                        $3,469,081      $1,347,449
                                                                ===============================

NET ASSETS
Accumulation units                                                $3,469,081      $1,347,449
                                                                -------------------------------
Total net assets                                                  $3,469,081      $1,347,449
                                                                ===============================

Investments in shares of mutual funds, at cost                    $4,119,644      $1,313,283
Shares of mutual fund owned                                       101,613.38      133,675.49

Accumulation units outstanding                                    382,493.33      116,452.41
Accumulation unit value                                           $     9.07      $    11.57

SEE ACCOMPANYING NOTES.

  HIGH YIELD                      MONEY           VALUE
     BOND          MANAGED        MARKET         GROWTH        CONTRAFUND        GROWTH
  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------
   $661,321        $24,968       $620,953       $669,363         $63,999        $54,440

          -              -              -              -               -              -
-------------------------------------------------------------------------------------------
   $661,321        $24,968       $620,953       $669,363         $63,999        $54,440
===========================================================================================


   $661,321        $24,968       $620,953       $669,363         $63,999        $54,440
-------------------------------------------------------------------------------------------
   $661,321        $24,968       $620,953       $669,363         $63,999        $54,440
===========================================================================================

   $685,927        $24,715       $620,953       $623,011         $63,024        $55,090
  74,305.78       1,920.64     620,952.66      64,423.78        3,179.28       1,619.76

  61,402.32       2,478.73      56,393.89      58,894.48        6,197.55       5,398.73
   $  10.77        $ 10.07       $  11.01       $  11.37         $ 10.33        $ 10.08

                                                                   FIDELITY
                                                                   GROWTH &
                                                                    INCOME         INDEX 500
                                                                   SUBACCOUNT      SUBACCOUNT
                                                                ------------------------------
ASSETS
Investments in shares of mutual funds, at market                     $19,128        $72,476

LIABILITIES                                                                -              -
                                                                ------------------------------
Net assets                                                           $19,128        $72,476
                                                                ==============================

NET ASSETS
Accumulation units                                                   $19,128        $72,476
                                                                ------------------------------
Total net assets                                                     $19,128        $72,476
                                                                ==============================

Investments in shares of mutual funds, at cost                       $19,175        $72,395
Shares of mutual fund owned                                         1,450.18         557.21

Accumulation units outstanding                                      1,928.40       7,214.99
Accumulation unit value                                              $  9.92        $ 10.05


SEE ACCOMPANYING NOTES.

                                  FRANKLIN                          MUTUAL        TEMPLETON
                   FRANKLIN        VALUE        FRANKLIN U.S.       SHARES          GROWTH        MID-CAP
    MID-CAP        SMALL CAP     SECURITIES      GOVERNMENT        SECURITIES     SECURITIES       VALUE
  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
   $17,627         $   304         $2,176          $8,770           $12,648         $3,613        $   349

         -               -              -               -                 -              -              -
-------------------------------------------------------------------------------------------------------------
   $17,627         $   304         $2,176          $8,770           $12,648         $3,613        $   349
=============================================================================================================


   $17,627         $   304         $2,176          $8,770           $12,648         $3,613        $   349
-------------------------------------------------------------------------------------------------------------
   $17,627         $   304         $2,176          $8,770           $12,648         $3,613        $   349
=============================================================================================================

   $17,275         $   302         $2,054          $8,745           $12,443         $3,561        $   341
    904.41           17.05         199.79          670.46            901.47         328.13          20.89

  1,689.15           29.48         203.22          889.25          1,250.61         365.67          33.46
  $  10.44          $10.32         $10.71         $  9.86          $  10.11        $  9.88         $10.42

                                                                                   S&P
                                                                  SMALL        MIDCAP 400
                                                                 COMPANY         INDEX
                                                                SUBACCOUNT     SUBACCOUNT
                                                              -----------------------------
ASSETS
Investments in shares of mutual funds, at market                  $3,228         $60,096

LIABILITIES                                                            -               -
                                                              -----------------------------
Net assets                                                        $3,228         $60,096
                                                              =============================

NET ASSETS
Accumulation units                                                $3,228         $60,096
                                                              -----------------------------
Total net assets                                                  $3,228         $60,096
                                                              =============================

Investments in shares of mutual funds, at cost                    $3,211         $58,766
Shares of mutual fund owned                                       244.20        6,434.28

Accumulation units outstanding                                    305.07        5,722.15
Accumulation unit value                                           $10.58        $  10.50



SEE ACCOMPANYING NOTES.

                 RUSSELL 2000                                          NEW          PERSONAL
    NASDAQ        SMALL CAP          EQUITY         MID-CAP          AMERICA        STRATEGY      INTERNATIONAL
  100 INDEX         INDEX            INCOME          GROWTH          GROWTH         BALANCED          STOCK
  SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
    $1,722          $74,606        $1,128,183      $2,745,262      $1,367,233      $1,668,336        $376,726

         -                -                 -               -               -               -               -
----------------------------------------------------------------------------------------------------------------
    $1,722          $74,606        $1,128,183      $2,745,262      $1,367,233      $1,668,336        $376,726
================================================================================================================


    $1,722          $74,606        $1,128,183      $2,745,262      $1,367,233      $1,668,336        $376,726
----------------------------------------------------------------------------------------------------------------
    $1,722          $74,606        $1,128,183      $2,745,262      $1,367,233      $1,668,336        $376,726
================================================================================================================

    $1,783          $72,286        $1,124,615      $2,613,506      $1,766,014      $1,754,733        $533,051
    386.18         7,755.28         58,851.50      150,342.95       75,454.35      113,338.02       32,844.43

    178.99         6,906.04         96,750.97      207,945.87      153,918.75      156,659.29       46,127.94
    $ 9.62          $ 10.80        $    11.66      $    13.20      $     8.88      $    10.65        $   8.17

                        EquiTrust Life Annuity Account II

                            Statements of Operations

                                                                              ULTRA SUBACCOUNT    VISTA SUBACCOUNT
                                                                            ----------------------------------------
                                                                                PERIOD FROM          PERIOD FROM
                                                                                 OCTOBER 1,          OCTOBER 1,
                                                                                 2001 (DATE          2001 (DATE
                                                                                 OPERATIONS          OPERATIONS
                                                                                 COMMENCED)          COMMENCED)
                                                                                   THROUGH             THROUGH
                                                                                 DECEMBER 31,        DECEMBER 31,
                                                                                     2001                2001
                                                                            ----------------------------------------
Income:
    Dividends                                                                       $  -                 $  -
Expenses:
    Mortality and expense risk                                                        (3)                  (4)
                                                                            ----------------------------------------
Net investment income (loss)                                                          (3)                  (4)

Realized gain (loss) on investments:
    Realized gain (loss) on sale of fund shares                                        -                    -
    Realized gain distributions                                                        -                    -
                                                                            ----------------------------------------
Total realized gain (loss) on investments                                              -                    -

Change in unrealized appreciation/depreciation of investments                         46                  161
                                                                            ----------------------------------------
Net increase (decrease) in net assets from operations                                $43                 $157
                                                                            ========================================

SEE ACCOMPANYING NOTES.

                                     DREYFUS                                               SOCIALLY
                  DISCIPLINED        GROWTH &      INTERNATIONAL         DREYFUS         RESPONSIBLE
  APPRECIATION      STOCK            INCOME           EQUITY            SMALL CAP           GROWTH
   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
-------------------------------------------------------------------------------------------------------
                                                                                         PERIOD FROM
                                                                                         OCTOBER 1,
                                                                                         2001 (DATE
                                                                                         OPERATIONS
                                                                                         COMMENCED)
   YEAR ENDED     YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED        THROUGH
  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
      2001           2001             2001               2001              2001             2001
-------------------------------------------------------------------------------------------------------
   $  34,061       $  14,169        $   8,656          $   6,510          $   9,939          $-

     (51,702)        (45,526)         (23,547)            (9,977)           (30,633)         (2)
-------------------------------------------------------------------------------------------------------
     (17,641)        (31,357)         (14,891)            (3,467)           (20,694)         (2)


     (15,606)        (33,406)         (10,484)           (56,311)          (149,281)          -
           -               -           25,781                  -            156,599           -
-------------------------------------------------------------------------------------------------------
     (15,606)        (33,406)          15,297            (56,311)             7,318           -

    (357,196)       (435,046)        (123,455)          (205,202)          (147,303)          5
-------------------------------------------------------------------------------------------------------
   $(390,443)      $(499,809)       $(123,049)         $(264,980)         $(160,679)         $3
=======================================================================================================

                                                                                        HIGH GRADE
                                                                       BLUE CHIP           BOND
                                                                       SUBACCOUNT       SUBACCOUNT
                                                                    --------------------------------


                                                                       YEAR ENDED       YEAR ENDED
                                                                      DECEMBER 31,     DECEMBER 31,
                                                                          2001            2001
                                                                    --------------------------------
Income:
    Dividends                                                          $  49,648        $65,566
Expenses:
    Mortality and expense risk                                           (48,148)       (15,106)
                                                                    --------------------------------
Net investment income (loss)                                               1,500         50,460

Realized gain (loss) on investments:
    Realized gain (loss) on sale of fund shares                          (25,306)         1,580
    Realized gain distributions                                           22,753              -
                                                                    --------------------------------
Total realized gain (loss) on investments                                 (2,553)         1,580

Change in unrealized appreciation/depreciation of investments           (459,604)        19,572
                                                                    --------------------------------
Net increase (decrease) in net assets from operations                  $(460,657)       $71,612
                                                                    ================================

SEE ACCOMPANYING NOTES.

  HIGH YIELD                        MONEY            VALUE
     BOND           MANAGED         MARKET          GROWTH        CONTRAFUND       GROWTH
  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------
                 PERIOD FROM                                     PERIOD FROM     PERIOD FROM
                   OCTOBER 1,                                     OCTOBER 1,      OCTOBER 1,
                  2001 (DATE                                      2001 (DATE      2001 (DATE
                  OPERATIONS                                      OPERATIONS      OPERATIONS
                  COMMENCED)                                      COMMENCED)      COMMENCED)
   YEAR ENDED      THROUGH         YEAR ENDED     YEAR ENDED       THROUGH         THROUGH
  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
     2001            2001             2001           2001            2001            2001
-----------------------------------------------------------------------------------------------
   $37,844           $  -           $19,800         $ 7,185           $  -           $   -

    (6,729)           (17)           (8,220)         (6,487)           (57)            (49)
-----------------------------------------------------------------------------------------------
    31,115            (17)           11,580             698            (57)            (49)


    (2,665)             -                 -           2,737              2               1
         -              -                 -               -              -               -
-----------------------------------------------------------------------------------------------
    (2,665)             -                 -           2,737              2               1

    (4,269)           253                 -          20,445            975            (650)
-----------------------------------------------------------------------------------------------
   $24,181           $236           $11,580         $23,880           $920           $(698)
===============================================================================================

                                                                    FIDELITY
                                                                    GROWTH &
                                                                     INCOME                INDEX 500
                                                                    SUBACCOUNT            SUBACCOUNT
                                                                 --------------------------------------
                                                                    PERIOD FROM          PERIOD FROM
                                                                     OCTOBER 1,           OCTOBER 1,
                                                                    2001 (DATE            2001 (DATE
                                                                    OPERATIONS            OPERATIONS
                                                                     COMMENCED)           COMMENCED)
                                                                      THROUGH               THROUGH
                                                                    DECEMBER 31,          DECEMBER 31,
                                                                       2001                   2001
                                                                 --------------------------------------
Income:
    Dividends                                                         $   -                   $  -
Expenses:
    Mortality and expense risk                                          (15)                   (54)
                                                                 --------------------------------------
Net investment income (loss)                                            (15)                   (54)

Realized gain (loss) on investments:
    Realized gain (loss) on sale of fund shares                          (7)                     -
    Realized gain distributions                                           -                      -
                                                                 --------------------------------------
Total realized gain (loss) on investments                                (7)                     -

Change in unrealized appreciation/depreciation of investments           (47)                    81
                                                                 --------------------------------------
Net increase (decrease) in net assets from operations                  $(69)                   $27
                                                                 ======================================

SEE ACCOMPANYING NOTES.

                                          FRANKLIN                               MUTUAL          TEMPLETON
                       FRANKLIN             VALUE         FRANKLIN U.S.          SHARES           GROWTH              MID-CAP
   MID-CAP            SMALL CAP          SECURITIES        GOVERNMENT          SECURITIES        SECURITIES            VALUE
  SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
  PERIOD FROM        PERIOD FROM        PERIOD FROM        PERIOD FROM        PERIOD FROM        PERIOD FROM        PERIOD FROM
   OCTOBER 1,         OCTOBER 1,         OCTOBER 1,         OCTOBER 1,         OCTOBER 1,         OCTOBER 1,         OCTOBER 1,
   2001 (DATE         2001 (DATE         2001 (DATE         2001 (DATE         2001 (DATE         2001 (DATE         2001 (DATE
   OPERATIONS         OPERATIONS         OPERATIONS         OPERATIONS         OPERATIONS         OPERATIONS         OPERATIONS
   COMMENCED)         COMMENCED)         COMMENCED)         COMMENCED)         COMMENCED)         COMMENCED)         COMMENCED)
    THROUGH            THROUGH            THROUGH            THROUGH            THROUGH            THROUGH            THROUGH
  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
      2001               2001               2001               2001               2001               2001               2001
----------------------------------------------------------------------------------------------------------------------------------
     $  -                $-                $    -             $   -             $    -              $  -                 $-

      (13)                -                    (2)              (10)               (11)               (1)                 -
----------------------------------------------------------------------------------------------------------------------------------
      (13)                -                    (2)              (10)               (11)               (1)                 -


        1                 -                     -               (33)                 -                 -                  -
        -                 -                     -                 -                  -                 -                  -
----------------------------------------------------------------------------------------------------------------------------------
        1                 -                     -               (33)                 -                 -                  -

      352                 2                   122                25                205                52                  8
----------------------------------------------------------------------------------------------------------------------------------
     $340                $2                  $120              $(18)              $194               $51                 $8
==================================================================================================================================

                                                                                                S&P
                                                                          SMALL             MIDCAP 400
                                                                         COMPANY              INDEX
                                                                        SUBACCOUNT          SUBACCOUNT
                                                                     --------------------------------------
                                                                       PERIOD FROM          PERIOD FROM
                                                                        OCTOBER 1,           OCTOBER 1,
                                                                        2001 (DATE          2001 (DATE
                                                                        OPERATIONS           OPERATIONS
                                                                        COMMENCED)           COMMENCED)
                                                                         THROUGH              THROUGH
                                                                       DECEMBER 31,         DECEMBER 31,
                                                                           2001                 2001
                                                                     --------------------------------------
Income:
    Dividends                                                              $  -                $    -
Expenses:
    Mortality and expense risk                                               (1)                  (53)
                                                                     --------------------------------------
Net investment income (loss)                                                 (1)                  (53)

Realized gain (loss) on investments:
    Realized gain (loss) on sale of fund shares                               -                    31
    Realized gain distributions                                               -                     -
                                                                     --------------------------------------
Total realized gain (loss) on investments                                     -                    31

Change in unrealized appreciation/depreciation of investments                17                 1,330
                                                                     --------------------------------------
Net increase (decrease) in net assets from operations                       $16                $1,308
                                                                     ======================================

SEE ACCOMPANYING NOTES.

                    RUSSELL 2000                                          NEW            PERSONAL
     NASDAQ          SMALL CAP        EQUITY            MID-CAP         AMERICA          STRATEGY      INTERNATIONAL
   100 INDEX           INDEX          INCOME            GROWTH          GROWTH           BALANCED           STOCK
   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM      PERIOD FROM
    OCTOBER 1,       OCTOBER 1,
    2001 (DATE       2001 (DATE
    OPERATIONS       OPERATIONS
    COMMENCED)       COMMENCED)
     THROUGH          THROUGH         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
      2001             2001              2001             2001             2001             2001              2001
------------------------------------------------------------------------------------------------------------------------
      $  -            $    -           $ 14,504         $      -        $       -         $ 42,333         $   7,828

        (2)              (70)           (13,119)         (33,984)         (18,625)         (19,810)           (5,373)
------------------------------------------------------------------------------------------------------------------------
        (2)              (70)             1,385          (33,984)         (18,625)          22,523             2,455


         -                69             (7,410)          27,880          (42,173)          (6,273)          (15,897)
         -                 -             18,444                -           22,933                -                 -
------------------------------------------------------------------------------------------------------------------------
         -                69             11,034           27,880          (19,240)          (6,273)          (15,897)

       (61)            2,320            (11,306)         (23,446)        (148,524)         (57,236)          (89,696)
------------------------------------------------------------------------------------------------------------------------
      $(63)           $2,319           $  1,113         $(29,550)       $(186,389)        $(40,986)        $(103,138)
========================================================================================================================

                        EquiTrust Life Annuity Account II

                       Statements of Changes in Net Assets

                                                                                    ULTRA                    VISTA
                                                                                  SUBACCOUNT              SUBACCOUNT
                                                                                -----------------------------------------
                                                                                   PERIOD FROM            PERIOD FROM
                                                                                     OCTOBER 1,            OCTOBER 1,
                                                                                    2001 (DATE             2001 (DATE
                                                                                    OPERATIONS             OPERATIONS
                                                                                    COMMENCED)              COMMENCED)
                                                                                     THROUGH                 THROUGH
                                                                                  DECEMBER 31,            DECEMBER 31,
                                                                                      2001                     2001
                                                                                -----------------------------------------
Increase (decrease) in net assets from operations:
    Net investment income (loss)                                                     $    (3)                 $   (4)
    Total realized gain (loss) on investments                                              -                       -
    Change in unrealized appreciation/depreciation of investments                         46                     161
                                                                                -----------------------------------------
Net increase (decrease) in net assets from operations                                     43                     157

Contract transactions:
    Transfers of net premiums                                                            140                   3,025
    Transfers of surrenders and death benefits                                             -                       -
    Transfers of administrative charges                                                   (3)                      -
    Transfers between subaccounts, including fixed interest subaccount                 6,722                   3,065
                                                                                -----------------------------------------
Net increase (decrease) in net assets from contract transactions                       6,859                   6,090
                                                                                -----------------------------------------
Total increase (decrease) in net assets                                                6,902                   6,247

Net assets at beginning of period                                                          -                       -
                                                                                -----------------------------------------
Net assets at end of period                                                           $6,902                  $6,247
                                                                                =========================================

SEE ACCOMPANYING NOTES.

                                                                                              DREYFUS GROWTH
           APPRECIATION                           DISCIPLINED STOCK                             & INCOME
            SUBACCOUNT                               SUBACCOUNT                                SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------


      YEAR ENDED DECEMBER 31                   YEAR ENDED DECEMBER 31                   YEAR ENDED DECEMBER 31
       2001            2000                     2001            2000                     2001            2000
---------------------------------------------------------------------------------------------------------------------
   $  (17,641)      $   20,481              $  (31,357)     $   (3,068)              $  (14,891)      $   47,911
      (15,606)          25,143                 (33,406)         17,815                   15,297           10,792
     (357,196)         (89,334)               (435,046)       (334,418)                (123,455)        (120,789)
---------------------------------------------------------------------------------------------------------------------
     (390,443)         (43,710)               (499,809)       (319,671)                (123,049)         (62,086)


      771,675        1,063,369                 634,459       1,064,580                  281,496          660,698
      (96,016)         (94,332)                (78,716)        (66,200)                 (40,660)         (11,292)
       (8,846)          (5,108)                 (7,245)         (3,657)                  (4,022)          (1,432)

      262,798          603,561                  70,166         956,131                  103,841          478,409
---------------------------------------------------------------------------------------------------------------------
      929,611        1,567,490                 618,664       1,950,854                  340,655        1,126,383
---------------------------------------------------------------------------------------------------------------------
      539,168        1,523,780                 118,855       1,631,183                  217,606        1,064,297

    3,435,429        1,911,649               3,177,612       1,546,429                1,550,375          486,078
---------------------------------------------------------------------------------------------------------------------
   $3,974,597       $3,435,429              $3,296,467      $3,177,612               $1,767,981       $1,550,375
=====================================================================================================================

                                                                                        INTERNATIONAL EQUITY
                                                                                             SUBACCOUNT
                                                                                     ------------------------------


                                                                                        YEAR ENDED DECEMBER 31
                                                                                        2001              2000
                                                                                     ------------------------------
Increase (decrease) in net assets from operations:
    Net investment income (loss)                                                       $   (3,467)      $101,519
    Total realized gain (loss) on investments                                             (56,311)        10,351
    Change in unrealized appreciation/depreciation of investments                        (205,202)      (240,148)
                                                                                     ------------------------------
Net increase (decrease) in net assets from operations                                    (264,980)      (128,278)

Contract transactions:
    Transfers of net premiums                                                             172,041        470,145
    Transfers of surrenders and death benefits                                            (19,411)        (4,310)
    Transfers of administrative charges                                                    (2,383)          (459)
    Transfers between subaccounts, including fixed interest subaccount                     24,066        348,508
                                                                                     ------------------------------
Net increase (decrease) in net assets from contract transactions                          174,313        813,884
                                                                                     ------------------------------
Total increase (decrease) in net assets                                                   (90,667)       685,606

Net assets at beginning of period                                                         769,045         83,439
                                                                                     ------------------------------
Net assets at end of period                                                              $678,378       $769,045
                                                                                     ==============================

SEE ACCOMPANYING NOTES.

                                                    SOCIALLY
                                                  RESPONSIBLE
      DREYFUS SMALL CAP                              GROWTH                               BLUE CHIP
         SUBACCOUNT                                SUBACCOUNT                            SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
                                                  PERIOD FROM
                                                   OCTOBER 1,
                                                   2001 (DATE
                                                   OPERATIONS
                                                   COMMENCED)
                                                    THROUGH
    YEAR ENDED DECEMBER 31                        DECEMBER 31,                     YEAR ENDED DECEMBER 31
     2001            2000                             2001                          2001            2000
--------------------------------------------------------------------------------------------------------------
  $  (20,694)     $  813,075                         $   (2)                     $    1,500      $    4,220
       7,318          20,373                              -                          (2,553)         24,571
    (147,303)       (742,782)                             5                        (459,604)       (316,991)
--------------------------------------------------------------------------------------------------------------
    (160,679)         90,666                              3                        (460,657)       (288,200)


     545,158         758,199                          4,767                         524,907       1,041,782
    (103,730)        (58,584)                             -                         (99,900)       (138,704)
      (5,792)         (1,753)                             -                          (8,759)         (3,815)

     229,735         638,397                              -                         107,801         858,279
--------------------------------------------------------------------------------------------------------------
     665,371       1,336,259                          4,767                         524,049       1,757,542
--------------------------------------------------------------------------------------------------------------
     504,692       1,426,925                          4,770                          63,392       1,469,342

   1,888,400         461,475                              -                       3,405,689       1,936,347
--------------------------------------------------------------------------------------------------------------
  $2,393,092      $1,888,400                         $4,770                      $3,469,081      $3,405,689
==============================================================================================================

                                                                                          HIGH GRADE BOND
                                                                                             SUBACCOUNT
                                                                                --------------------------------------


                                                                                        YEAR ENDED DECEMBER 31
                                                                                     2001                    2000
                                                                                --------------------------------------
Increase (decrease) in net assets from operations:
    Net investment income (loss)                                                  $   50,460               $ 28,440
    Total realized gain (loss) on investments                                          1,580                 (4,528)
    Change in unrealized appreciation/depreciation of investments                     19,572                 25,364
                                                                                --------------------------------------
Net increase (decrease) in net assets from operations                                 71,612                 49,276

Contract transactions:
    Transfers of net premiums                                                        398,493                183,132
    Transfers of surrenders and death benefits                                       (32,771)                (7,102)
    Transfers of administrative charges                                               (1,782)                  (972)
    Transfers between subaccounts, including fixed interest subaccount               234,065                 70,267
                                                                                --------------------------------------
Net increase (decrease) in net assets from contract transactions                     598,005                245,325
                                                                                --------------------------------------
Total increase (decrease) in net assets                                              669,617                294,601

Net assets at beginning of period                                                    677,832                383,231
                                                                                --------------------------------------
Net assets at end of period                                                       $1,347,449               $677,832
                                                                                ======================================

SEE ACCOMPANYING NOTES.

      HIGH YIELD BOND               MANAGED SUBACCOUNT               MONEY MARKET                           VALUE GROWTH
         SUBACCOUNT                                                   SUBACCOUNT                             SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                       PERIOD FROM
                                       OCTOBER 1,
                                       2001 (DATE
                                       OPERATIONS
                                       COMMENCED)
                                         THROUGH
   YEAR ENDED DECEMBER 31              DECEMBER 31,              YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
     2001          2000                   2001                  2001                2000                 2001          2000
---------------------------------------------------------------------------------------------------------------------------------
   $ 31,115      $ 17,783               $   (17)             $    11,580        $    18,810            $    698      $  1,147
     (2,665)       (2,278)                    -                        -                  -               2,737          (743)
     (4,269)      (11,410)                  253                        -                  -              20,445        38,906
---------------------------------------------------------------------------------------------------------------------------------
     24,181         4,095                   236                   11,580             18,810              23,880        39,310


    174,491        62,303                11,167                2,545,403          5,332,030             172,417        67,618
     (8,522)       (2,249)                    -                   (4,999)            (8,885)             (9,355)       (6,400)
       (903)         (397)                   (5)                    (650)              (226)               (928)         (532)

    132,329        87,425                13,570               (2,316,713)        (5,272,369)            152,810        25,496
---------------------------------------------------------------------------------------------------------------------------------
    297,395       147,082                24,732                  223,041             50,550             314,944        86,182
---------------------------------------------------------------------------------------------------------------------------------
    321,576       151,177                24,968                  234,621             69,360             338,824       125,492

    339,745       188,568                     -                  386,332            316,972             330,539       205,047
---------------------------------------------------------------------------------------------------------------------------------
   $661,321      $339,745               $24,968              $   620,953        $   386,332            $669,363      $330,539
=================================================================================================================================

                                                                                 CONTRAFUND                 GROWTH
                                                                                 SUBACCOUNT               SUBACCOUNT
                                                                              -----------------------------------------
                                                                                 PERIOD FROM             PERIOD FROM
                                                                                  OCTOBER 1,              OCTOBER 1,
                                                                                  2001 (DATE              2001 (DATE
                                                                                  OPERATIONS              OPERATIONS
                                                                                  COMMENCED)              COMMENCED)
                                                                                   THROUGH                 THROUGH
                                                                                 DECEMBER 31,            DECEMBER 31,
                                                                                     2001                    2001
                                                                              -----------------------------------------
Increase (decrease) in net assets from operations:
    Net investment income (loss)                                                   $   (57)                 $   (49)
    Total realized gain (loss) on investments                                            2                        1
    Change in unrealized appreciation/depreciation of investments                      975                     (650)
                                                                              -----------------------------------------
Net increase (decrease) in net assets from operations                                  920                     (698)

Contract transactions:
    Transfers of net premiums                                                       18,189                   16,238
    Transfers of surrenders and death benefits                                           -                        -
    Transfers of administrative charges                                                (16)                     (17)
    Transfers between subaccounts, including fixed interest subaccount              44,906                   38,917
                                                                              -----------------------------------------
Net increase (decrease) in net assets from contract transactions                    63,079                   55,138
                                                                              -----------------------------------------
Total increase (decrease) in net assets                                             63,999                   54,440

Net assets at beginning of period                                                        -                        -
                                                                              -----------------------------------------
Net assets at end of period                                                        $63,999                  $54,440
                                                                              =========================================

SEE ACCOMPANYING NOTES.

     FIDELITY                                                               FRANKLIN                                 MUTUAL
     GROWTH &                                             FRANKLIN            VALUE           FRANKLIN U.S.          SHARES
      INCOME          INDEX 500          MID-CAP          SMALL CAP         SECURITIES         GOVERNMENT          SECURITIES
    SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
    PERIOD FROM      PERIOD FROM       PERIOD FROM       PERIOD FROM        PERIOD FROM        PERIOD FROM         PERIOD FROM
    OCTOBER 1,        OCTOBER 1,        OCTOBER 1,        OCTOBER 1,         OCTOBER 1,         OCTOBER 1,          OCTOBER 1,
    2001 (DATE        2001 (DATE        2001 (DATE        2001 (DATE         2001 (DATE         2001 (DATE          2001 (DATE
    OPERATIONS        OPERATIONS        OPERATIONS        OPERATIONS         OPERATIONS         OPERATIONS          OPERATIONS
    COMMENCED)        COMMENCED)        COMMENCED)        COMMENCED)         COMMENCED)         COMMENCED)          COMMENCED)
      THROUGH          THROUGH           THROUGH           THROUGH            THROUGH            THROUGH             THROUGH
    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
        2001             2001              2001              2001               2001                2001              2001
----------------------------------------------------------------------------------------------------------------------------------
       $   (15)        $   (54)          $   (13)            $  -              $   (2)             $  (10)           $   (11)
            (7)              -                 1                -                   -                 (33)                 -
           (47)             81               352                2                 122                  25                205
----------------------------------------------------------------------------------------------------------------------------------
           (69)             27               340                2                 120                 (18)               194


             8          37,639             5,684                5                 127               3,125                 15
             -               -                 -                -                   -                   -                  -
             -             (11)                -                -                   -                   -                  -

        19,189          34,821            11,603              297               1,929               5,663             12,439
----------------------------------------------------------------------------------------------------------------------------------
        19,197          72,449            17,287              302               2,056               8,788             12,454
----------------------------------------------------------------------------------------------------------------------------------
        19,128          72,476            17,627              304               2,176               8,770             12,648

             -               -                 -                -                   -                   -                  -
----------------------------------------------------------------------------------------------------------------------------------
       $19,128         $72,476           $17,627             $304              $2,176              $8,770            $12,648
==================================================================================================================================

                                                                                   TEMPLETON
                                                                                     GROWTH              MID-CAP
                                                                                   SECURITIES             VALUE
                                                                                   SUBACCOUNT          SUBACCOUNT
                                                                                 ------------------------------------
                                                                                   PERIOD FROM        PERIOD FROM
                                                                                    OCTOBER 1,         OCTOBER 1,
                                                                                    2001 (DATE         2001 (DATE
                                                                                    OPERATIONS          OPERATIONS
                                                                                    COMMENCED)          COMMENCED)
                                                                                      THROUGH            THROUGH
                                                                                   DECEMBER 31,        DECEMBER 31,
                                                                                        2001               2001
                                                                                 ------------------------------------
Increase (decrease) in net assets from operations:
    Net investment income (loss)                                                       $   (1)            $  -
    Total realized gain (loss) on investments                                               -                -
    Change in unrealized appreciation/depreciation of investments                          52                8
                                                                                 ------------------------------------
Net increase (decrease) in net assets from operations                                      51                8

Contract transactions:
    Transfers of net premiums                                                           3,215               50
    Transfers of surrenders and death benefits                                              -                -
    Transfers of administrative charges                                                     -                -
    Transfers between subaccounts, including fixed interest subaccount                    347              291
                                                                                 ------------------------------------
Net increase (decrease) in net assets from contract transactions                        3,562              341
                                                                                 ------------------------------------
Total increase (decrease) in net assets                                                 3,613              349

Net assets at beginning of period                                                           -                -
                                                                                 ------------------------------------
Net assets at end of period                                                            $3,613             $349
                                                                                 ====================================

SEE ACCOMPANYING NOTES.

                                                               RUSSELL 2000
                       S&P MIDCAP         NASDAQ 100            SMALL CAP
    SMALL COMPANY       400 INDEX            INDEX                INDEX                        EQUITY INCOME
     SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT                        SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
     PERIOD FROM       PERIOD FROM        PERIOD FROM          PERIOD FROM
      OCTOBER 1,        OCTOBER 1,         OCTOBER 1,           OCTOBER 1,
     2001 (DATE         2001 (DATE         2001 (DATE           2001 (DATE
     OPERATIONS         OPERATIONS          OPERATIONS          OPERATIONS
     COMMENCED)         COMMENCED)          COMMENCED)          COMMENCED)
       THROUGH            THROUGH             THROUGH             THROUGH
     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,                 YEAR ENDED DECEMBER 31
        2001               2001                2001                 2001                    2001              2000
-------------------------------------------------------------------------------------------------------------------------
       $   (1)           $   (53)             $   (2)            $     (70)              $    1,385         $ 38,460
            -                 31                   -                    69                   11,034          (19,071)
           17              1,330                 (61)                2,320                  (11,306)          51,863
-------------------------------------------------------------------------------------------------------------------------
           16              1,308                 (63)                2,319                    1,113           71,252


        3,115             22,730                 133                16,583                  325,989          221,598
            -                  -                   -                     -                  (43,164)          (9,445)
            -                  -                   -                   (12)                  (1,909)          (1,152)

           97             36,058               1,652                55,716                  156,833          (19,167)
-------------------------------------------------------------------------------------------------------------------------
        3,212             58,788               1,785                72,287                  437,749          191,834
-------------------------------------------------------------------------------------------------------------------------
        3,228             60,096               1,722                74,606                  438,862          263,086

            -                  -                   -                     -                  689,321          426,235
-------------------------------------------------------------------------------------------------------------------------
       $3,228            $60,096              $1,722             $  74,606               $1,128,183         $689,321
=========================================================================================================================

                                                                                              MID-CAP GROWTH
                                                                                                SUBACCOUNT
                                                                                  ---------------------------------------


                                                                                           YEAR ENDED DECEMBER 31
                                                                                        2001                   2000
                                                                                  ---------------------------------------
Increase (decrease) in net assets from operations:
    Net investment income (loss)                                                    $  (33,984)             $   14,974
    Total realized gain (loss) on investments                                           27,880                  24,598
    Change in unrealized appreciation/depreciation of investments                      (23,446)                 43,477
                                                                                  ---------------------------------------
Net increase (decrease) in net assets from operations                                  (29,550)                 83,049

Contract transactions:
    Transfers of net premiums                                                          445,250                 767,523
    Transfers of surrenders and death benefits                                         (70,112)                (44,536)
    Transfers of administrative charges                                                 (5,565)                 (2,140)
    Transfers between subaccounts, including fixed interest subaccount                 186,184                 568,592
                                                                                  ---------------------------------------
Net increase (decrease) in net assets from contract transactions                       555,757               1,289,439
                                                                                  ---------------------------------------
Total increase (decrease) in net assets                                                526,207               1,372,488

Net assets at beginning of period                                                    2,219,055                 846,567
                                                                                  ---------------------------------------
Net assets at end of period                                                         $2,745,262              $2,219,055
                                                                                  =======================================

SEE ACCOMPANYING NOTES.

                                                        PERSONAL STRATEGY
            NEW AMERICA GROWTH                                BALANCED                            INTERNATIONAL STOCK
                SUBACCOUNT                                   SUBACCOUNT                                SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------


           YEAR ENDED DECEMBER 31                      YEAR ENDED DECEMBER 31                    YEAR ENDED DECEMBER 31
       2001                      2000                2001                   2000               2001                  2000
----------------------------------------------------------------------------------------------------------------------------
    $  (18,625)               $  136,207          $   22,523            $   69,331          $  2,455              $ 10,890
       (19,240)                    3,040              (6,273)                 (303)          (15,897)                6,470
      (148,524)                 (280,166)            (57,236)              (23,921)          (89,696)              (98,511)
-----------------------------------------------------------------------------------------------------------------------------
      (186,389)                 (140,919)            (40,986)               45,107          (103,138)              (81,151)


       241,156                   510,347             450,486               331,206           101,128               222,495
       (45,369)                  (53,069)            (39,022)              (11,658)          (25,522)              (14,105)
        (3,429)                   (2,191)             (3,020)               (1,502)           (1,096)                 (412)

       (28,294)                  330,574             164,775               204,918           (25,998)              140,980
-----------------------------------------------------------------------------------------------------------------------------
       164,064                   785,661             573,219               522,964            48,512               348,958
-----------------------------------------------------------------------------------------------------------------------------
       (22,325)                  644,742             532,233               568,071           (54,626)              267,807

     1,389,558                   744,816           1,136,103               568,032           431,352               163,545
-----------------------------------------------------------------------------------------------------------------------------
    $1,367,233                $1,389,558          $1,668,336            $1,136,103          $376,726              $431,352
=============================================================================================================================

                        EquiTrust Life Annuity Account II

                          Notes to Financial Statements

                                December 31, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

EquiTrust Life Annuity Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

   SUBACCOUNT                                                  INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------------------
                                                               American Century Variable Portfolios, Inc.:
   Ultra (1)                                                     VP Ultra(R) Fund
   Vista (1)                                                     VP Vista(SM) Fund
                                                               Dreyfus Variable Investment Fund:
   Appreciation                                                  Appreciation Portfolio
   Disciplined Stock                                             Disciplined Stock Portfolio
   Dreyfus Growth & Income (2)                                   Growth and Income Portfolio
   International Equity                                          International Equity Portfolio
   Dreyfus Small Cap (2)                                         Small Cap Portfolio
   Socially Responsible Growth (1)                             The Dreyfus Socially Responsible Growth Fund, Inc.
                                                               EquiTrust Variable Insurance Series Fund:
   Blue Chip                                                     Blue Chip Portfolio
   High Grade Bond                                               High Grade Bond Portfolio
   High Yield Bond                                               High Yield Bond Portfolio
   Managed (1)                                                   Managed Portfolio
   Money Market                                                  Money Market Portfolio
   Value Growth                                                  Value Growth Portfolio
                                                               Fidelity Variable Insurance Products Funds:
   Contrafund (1)                                                Contrafund(R) Portfolio
   Growth (1)                                                    Growth Portfolio
   Fidelity Growth & Income (1)                                  Growth & Income Portfolio
   High Income (1), (3)                                          High Income Portfolio
   Index 500 (1)                                                 Index 500 Portfolio
   Mid-Cap (1)                                                   Mid Cap Portfolio
   Overseas (1), (3)                                             Overseas Portfolio

   SUBACCOUNT                                                         INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------------------
                                                               Franklin Templeton Variable Insurance Products Trust:
   Franklin Small Cap (1)                                        Franklin Small Cap Fund
   Franklin Value Securities (1)                                 Franklin Value Securities Fund
   Franklin U.S. Government (1)                                  Franklin U.S. Government Fund
   Mutual Shares Securities (1)                                  Mutual Shares Securities Fund
   Templeton Growth Securities (1)                               Templeton Growth Securities Fund
                                                               J.P. Morgan Series Trust II:
   Mid-Cap Value (1)                                             J.P. Morgan Mid Cap Value Portfolio
   Small Company (1)                                             J.P. Morgan Small Company Portfolio
                                                               Summit Mutual Funds, Inc. - Pinnacle Series:
   S&P MidCap 400 Index (1)                                      S&P MidCap 400 Index Portfolio
   Nasdaq 100 Index (1)                                          Nasdaq - 100 Index Portfolio
   Russell 2000 Small Cap Index (1)                              Russell 2000 Small Cap Index Portfolio
                                                               T. Rowe Price Equity Series Inc.:
   Equity Income                                                 Equity Income Portfolio
   Mid-Cap Growth                                                Mid-Cap Growth Portfolio
   New America Growth                                            New America Growth Portfolio
   Personal Strategy Balanced                                    Personal Strategy Balanced Portfolio
                                                               T. Rowe Price International Series, Inc.:
   International Stock                                           International Stock Portfolio

   (1) Commenced operations on October 1, 2001.
   (2) During 2001, these subaccounts were renamed to include reference to "Dreyfus."
   (3) Subaccount was inactive during 2001.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

CONTRACTS IN ANNUITIZATION PERIOD

As of December 31, 2001, there are no net assets allocated to contracts in the annuitization period as there are no contracts that have matured and are in the payout stage. Net assets allocated to contracts in the annuitization period will be computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. During the second through sixth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 6% of the amount surrendered during the first contract year and declines by 1% in each of the next five contract years. No surrender charge is deducted if the partial surrender or surrender occurs after six full contract years.

TRANSFER CHARGE: A transfer charge of $25 will be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio - 0.20%; High Grade Bond Portfolio - 0.30%; High Yield Bond Portfolio
- 0.45%; Managed Portfolio - 0.45%; Money Market Portfolio - 0.25%; and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2001:

                                                                                        COST OF                PROCEEDS
   SUBACCOUNT                                                                          PURCHASES              FROM SALES
   ------------------------------------------------------------------------------------------------------------------------
   Ultra*                                                                             $     6,859             $        3
   Vista*                                                                                   6,090                      4
   Appreciation                                                                         1,138,242                226,272
   Disciplined Stock                                                                      856,754                269,447
   Dreyfus Growth & Income                                                                522,282                170,737
   International Equity                                                                   233,618                 62,772
   Dreyfus Small Cap                                                                    1,036,203                234,927
   Socially Responsible Growth*                                                             4,767                      2
   Blue Chip                                                                              708,822                160,520
   High Grade Bond                                                                        707,891                 59,426
   High Yield Bond                                                                        362,203                 33,693
   Managed*                                                                                24,738                     23
   Money Market                                                                         2,291,478              2,056,857
   Value Growth                                                                           345,051                 29,409
   Contrafund*                                                                             63,079                     57
   Growth*                                                                                 55,138                     49
   Fidelity Growth & Income*                                                               19,904                    722
   Index 500*                                                                              72,449                     54
   Mid-Cap*                                                                                17,287                     13
   Franklin Small Cap*                                                                        302                      -
   Franklin Value Securities*                                                               2,056                      2
   Franklin U.S. Government*                                                               11,943                  3,165
   Mutual Shares Securities*                                                               12,454                     11
   Templeton Growth Securities*                                                             3,562                      1
   Mid-Cap Value*                                                                             341                      -
   Small Company*                                                                           3,212                      1
   S&P MidCap 400 Index*                                                                   60,039                  1,304
   Nasdaq 100 Index*                                                                        1,785                      2
   Russell 2000 Small Cap Index*                                                           73,545                  1,328
   Equity Income                                                                          521,275                 63,697
   Mid-Cap Growth                                                                         661,546                139,773
   New America Growth                                                                     303,532                135,160
   Personal Strategy Balanced                                                             659,863                 64,121
   International Stock                                                                    119,206                 68,239

   *Period from October 1, 2001 (date operations commended) through December 31, 2001.

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2001 and 2000:

                                                                        PERIOD ENDED DECEMBER 31
                                                          2001                                          2000
                                      ----------------------------------------------  ---------------------------------------------
                                                                          NET                                           NET
                                                                        INCREASE                                     INCREASE
   SUBACCOUNT                             PURCHASED     REDEEMED       (DECREASE)       PURCHASED      REDEEMED     (DECREASE)
   ---------------------------------------------------------------------------------  ---------------------------------------------
   Ultra*                                        673             -            673                -             -              -
   Vista*                                        620             -            620                -             -              -
   Appreciation                              111,047        17,743         93,304          170,647        26,424        144,223
   Disciplined Stock                          89,410        24,254         65,156          181,289         9,333        171,956
   Dreyfus Growth & Income                    45,694        13,703         31,991          104,335         6,142         98,193
   International Equity                       21,090         5,372         15,718           57,836         3,512         54,324
   Dreyfus Small Cap                          65,679        16,464         49,215          100,127         3,873         96,254
   Socially Responsible Growth*                  477             -            477                -             -              -
   Blue Chip                                  66,073        12,049         54,024          178,094        18,104        159,990
   High Grade Bond                            57,311         3,889         53,422           32,367         8,397         23,970
   High Yield Bond                            29,951         2,528         27,423           16,993         2,181         14,812
   Managed*                                    2,480             1          2,479                -             -              -
   Money Market                              208,369       187,802         20,567          385,391       380,269          5,122
   Value Growth                               30,243         2,032         28,211           13,410         4,644          8,766
   Contrafund*                                 6,198             -          6,198                -             -              -
   Growth*                                     5,399             -          5,399                -             -              -
   Fidelity Growth & Income*                   2,000            72          1,928                -             -              -
   Index 500*                                  7,215             -          7,215                -             -              -
   Mid-Cap*                                    1,689             -          1,689                -             -              -
   Franklin Small Cap*                            29             -             29                -             -              -
   Franklin Value Securities*                    203             -            203                -             -              -
   Franklin U.S. Government*                   1,208           319            889                -             -              -
   Mutual Shares Securities*                   1,251             -          1,251                -             -              -
   Templeton Growth Securities*                  366             -            366                -             -              -
   Mid-Cap Value*                                 33             -             33                -             -              -
   Small Company*                                305             -            305                -             -              -
   S&P MidCap 400 Index*                       5,843           121          5,722                -             -              -
   Nasdaq 100 Index*                             179             -            179                -             -              -
   Russell 2000 Small Cap Index*               7,024           118          6,906                -             -              -

                                                                          PERIOD ENDED DECEMBER 31
                                                             2001                                         2000
                                      -----------------------------------------------  --------------------------------------------
                                                                            NET                                            NET
                                                                         INCREASE                                        INCREASE
   SUBACCOUNT                               PURCHASED      REDEEMED     (DECREASE)        PURCHASED      REDEEMED       (DECREASE)
   ----------------------------------------------------------------------------------  --------------------------------------------
   Equity Income                              42,020         4,417         37,603           29,401        11,274          18,127
   Mid-Cap Growth                             52,015         8,300         43,715          102,460         5,464          96,996
   New America Growth                         30,098        12,162         17,936           76,637         5,278          71,359
   Personal Strategy Balanced                 58,201         4,206         53,995           53,232         4,137          49,095
   International Stock                        12,839         7,219          5,620           31,047         3,022          28,025

   *Period from October 1, 2001 (date operations commenced) through December 31, 2001.

6. UNIT VALUES

Effective with these 2001 financial statements, the Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods ended December 31, 2001:

                                                                                                        RATIO OF
                                                                                      INVESTMENT      EXPENSES TO
                                                                                        INCOME        AVERAGE NET          TOTAL
   SUBACCOUNT                             UNITS        UNIT VALUE      NET ASSETS      RATIO (1)       ASSETS (2)       RETURN (3)
   --------------------------------------------------------------------------------------------------------------------------------
   Ultra (4)                                  673        $10.25        $    6,902           -%            1.40%            2.50%
   Vista (4)                                  620         10.07             6,247           -             1.40             0.70
   Appreciation                           410,948          9.67         3,974,597        0.92             1.40           (10.55)
   Disciplined Stock                      370,987          8.89         3,296,467        0.44             1.40           (14.44)
   Dreyfus Growth & Income                172,147         10.27         1,767,981        0.51             1.40            (7.14)
   International Equity                    75,414          9.00           678,378        0.91             1.40           (30.12)
   Dreyfus Small Cap                      182,657         13.10         2,393,092        0.45             1.40            (7.42)
   Socially Responsible Growth (4)            477         10.01             4,770           -             1.40             0.10
   Blue Chip                              382,493          9.07         3,469,081        1.44             1.40           (12.54)
   High Grade Bond                        116,452         11.57         1,347,449        6.07             1.40             7.63
   High Yield Bond                         61,402         10.77           661,321        7.86             1.40             7.70
   Managed (4)                              2,479         10.07            24,968           -             1.40             0.70
   Money Market                            56,394         11.01           620,953        3.37             1.40             2.13
   Value Growth                            58,894         11.37           669,363        1.55             1.40             5.57
   Contrafund (4)                           6,198         10.33            63,999           -             1.40             3.30
   Growth (4)                               5,399         10.08            54,440           -             1.40             0.80
   Fidelity Growth & Income (4)             1,928          9.92            19,128           -             1.40            (0.80)

                                                                                                         RATIO OF
                                                                                         INVESTMENT    EXPENSES TO
                                                                                           INCOME       AVERAGE NET        TOTAL
   SUBACCOUNT                              UNITS       UNIT VALUE       NET ASSETS        RATIO (1)      ASSETS (2)     RETURN (3)
   --------------------------------------------------------------------------------------------------------------------------------
   Index 500 (4)                            7,215        $10.05         $   72,476            -%           1.40%           0.50%
   Mid-Cap (4)                              1,689         10.44             17,627            -            1.40            4.40
   Franklin Small Cap (4)                      29         10.32                304            -            1.40            3.20
   Franklin Value Securities (4)              203         10.71              2,176            -            1.40            7.10
   Franklin U.S. Government (4)               889          9.86              8,770            -            1.40           (1.40)
   Mutual Shares Securities (4)             1,251         10.11             12,648            -            1.40            1.10
   Templeton Growth Securities (4)            366          9.88              3,613            -            1.40           (1.20)
   Mid-Cap Value (4)                           33         10.42                349            -            1.40            4.20
   Small Company (4)                          305         10.58              3,228            -            1.40            5.80
   S&P MidCap 400 Index (4)                 5,722         10.50             60,096            -            1.40            5.00
   Nasdaq 100 Index (4)                       179          9.62              1,722            -            1.40           (3.80)
   Russell 2000 Small Cap Index (4)         6,906         10.80             74,606            -            1.40            8.00
   Equity Income                           96,751         11.66          1,128,183         1.55            1.40            0.09
   Mid-Cap Growth                         207,946         13.20          2,745,262            -            1.40           (2.29)
   New America Growth                     153,919          8.88          1,367,233            -            1.40          (13.11)
   Personal Strategy Balanced             156,659         10.65          1,668,336         2.99            1.40           (3.79)
   International Stock                     46,128          8.17            376,726         2.04            1.40          (23.29)

   (1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

   (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

   (3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

   (4)  Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2001 and 2000, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2001 the Company changed its method of accounting for derivative instruments.


                                          /s/ Ernst & Young LLP


Des Moines, Iowa
February 5, 2002

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                    DECEMBER 31,
                                ---------------------
                                   2001        2000
                                ---------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2001--$631,199;
    2000--$43,662)              $  637,708   $43,388
  Mortgage loans on real
    estate                          29,383        --
  Policy loans                      23,542        76
  Short-term investments             3,557     3,030
                                ---------------------
Total investments                  694,190    46,494
Cash and cash equivalents          170,035       790
Accrued investment income            6,857       396
Reinsurance recoverable             34,649     6,472
Deferred policy acquisition
  costs                             93,903     3,796
Current income taxes
  recoverable                           --       494
Goodwill, less accumulated
  amortization of $303 in 2001
  and $226 in 2000                   1,231     1,308
Other assets                         1,204       470
Assets held in separate
  accounts                          43,892    35,910
                                ---------------------
Total assets                    $1,045,961   $96,130
                                =====================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive and
        equity-indexed
        products                   714,837    23,922
      Traditional life
        insurance                   55,258       800
      Unearned revenue reserve       1,244        88
    Other policy claims and
      benefits                       6,485       463
                                ---------------------
                                   777,824    25,273
Other policyholders' funds:
  --supplementary contracts
    without life contingencies       1,827       102
Advance premiums and other
  deposits                           9,593        --
Accrued dividends                      641        --
                                ---------------------
                                    12,061       102
Amounts payable to affiliates          681       822
Current income taxes                 1,267        --
Deferred income taxes                2,328       189
Other liabilities                  133,567       514
Liabilities related to
  separate accounts                 43,892    35,910
                                ---------------------
Total liabilities                  971,620    62,810
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares         3,000     3,000
  Additional paid-in capital        63,817    28,998
  Accumulated other
    comprehensive income
    (loss)                           2,735      (179)
  Retained earnings                  4,789     1,501
                                ---------------------
Total stockholder's equity          74,341    33,320
                                ---------------------
Total liabilities and
  stockholder's equity          $1,045,961   $96,130
                                =====================


SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME

                             (DOLLARS IN THOUSANDS)


                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------
                                   2001        2000        1999
                                ----------------------------------
Revenues:
  Interest sensitive product
    charges                     $    8,237  $      677  $      191
  Traditional life insurance
    premiums                         3,688          --          --
  Net investment income             20,566       3,269       3,253
  Derivative income                  1,132          --          --
  Realized gains (losses) on
    investments                       (610)       (139)         44
  Other income                          57         148         276
                                ----------------------------------
Total revenues                      33,070       3,955       3,764
Benefits and expenses:
  Interest sensitive product
    benefits                        18,189       1,008       1,078
  Traditional life insurance
    benefits                         3,145          --          --
  Decrease in traditional life
    future policy benefits             (41)         --          --
  Distributions to
    participating
    policyholders                      837          --          --
  Underwriting, acquisition
    and insurance expenses           5,694       2,603       1,772
                                ----------------------------------
Total benefits and expenses         27,824       3,611       2,850
                                ----------------------------------
                                     5,246         344         914
Income tax expense (benefit)         1,989         (74)        225
                                ----------------------------------
  Income before cumulative
    effect of change in
    accounting principle             3,257         418         689
Cumulative effect of change in
  accounting for derivative
  instruments                           31          --          --
                                ----------------------------------
Net income                      $    3,288  $      418  $      689
                                ==================================


SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                             (DOLLARS IN THOUSANDS)



                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 1999                   $3,000      $28,998       $   388       $  394       $32,780
  Comprehensive income (loss):
    Net income for 1999                          --           --            --          689           689
    Change in net unrealized investment
      gains/ losses                              --           --        (1,911)          --        (1,911)
                                                                                                  -------
  Total comprehensive loss                                                                         (1,222)
                                            ----------------------------------------------------------------
Balance at December 31, 1999                  3,000       28,998        (1,523)       1,083        31,558
  Comprehensive income:
    Net income for 2000                          --           --            --          418           418
    Change in net unrealized investment
      gains/ losses                              --           --         1,344           --         1,344
                                                                                                  -------
  Total comprehensive income                                                                        1,762
                                            ----------------------------------------------------------------
Balance at December 31, 2000                  3,000       28,998          (179)       1,501        33,320
  Comprehensive income (loss):
    Net income for 2001                          --           --            --        3,288         3,288
    Cumulative effect of change in
      accounting for derivative
      instruments                                --           --           (31)          --           (31)
    Change in net unrealized investment
      gains/ losses                              --           --         2,945           --         2,945
                                                                                                  -------
  Total comprehensive income                                                                        6,202
  Capital contributions from parent              --       34,819            --           --        34,819
                                            ----------------------------------------------------------------
Balance at December 31, 2001                 $3,000      $63,817       $ 2,735       $4,789       $74,341
                                            ================================================================


SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)


                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
OPERATING ACTIVITIES
Net income                                                    $  3,288   $    418   $    689
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                       13,703        927      1,034
    Charges for mortality and administration                    (8,178)      (763)      (246)
    Deferral of unearned revenues                                  256         68         20
    Amortization of unearned revenue reserve                         2         (1)        --
  Provision for amortization                                       154         90        124
  Realized losses (gains) on investments                           610        139        (44)
  Decrease in traditional life benefit accruals                    (41)        --         --
  Policy acquisition costs deferred                            (36,714)    (2,630)    (1,171)
  Amortization of deferred policy acquisition costs                399         74         (9)
  Provision for deferred income taxes                              554        408         29
  Other                                                        (12,707)      (740)       255
                                                              ------------------------------
Net cash provided by (used in) operating activities            (38,674)    (2,010)       681
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                          37,489      4,821      8,481
  Mortgage loans on real estate                                  1,487         --         --
  Policy loans                                                   2,771        122         --
  Short-term investments--net                                    1,358      2,333     17,617
                                                              ------------------------------
                                                                43,105      7,276     26,098
Acquisition of investments:
  Fixed maturities--available for sale                        (241,437)    (2,373)   (24,424)
  Mortgage loans on real estate                                 (1,600)        --         --
  Policy loans                                                  (2,383)      (198)        --
                                                              ------------------------------
                                                              (245,420)    (2,571)   (24,424)
Net cash received in coinsurance transaction                       340         --         --
                                                              ------------------------------
Net cash provided by (used in) investing activities           (201,975)     4,705      1,674

                        EQUITRUST LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (CONTINUED)

                             (DOLLARS IN THOUSANDS)


                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
FINANCING ACTIVITIES
Receipts from interest sensitive, equity-indexed and
 variable products credited to policyholder account balances  $424,323   $ 20,991   $ 18,380
Return of policyholder account balances on interest
 sensitive, equity-indexed and variable products               (34,429)   (24,145)   (19,494)
Capital contribution from parent                                20,000         --         --
                                                              ------------------------------
Net cash provided by (used in) financing activities            409,894     (3,154)    (1,114)
                                                              ------------------------------
Increase (decrease) in cash and cash equivalents               169,245       (459)     1,241
Cash and cash equivalents at beginning of year                     790      1,249          8
                                                              ------------------------------
Cash and cash equivalents at end of year                      $170,035   $    790   $  1,249
                                                              ==============================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the year         $   (326)  $    280   $    230


SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY


                         NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 43 states and the District of Columbia. We assume through coinsurance agreements a percentage of certain business written by National Travelers Life Company (NTL) and American Equity Investment Life Insurance Company (American Equity).

ACCOUNTING CHANGES

Effective January 1, 2001, we adopted the Financial Accounting Standards Board's
(FASB) Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allows companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

We have the following three different forms of derivatives on our balance sheet which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,

- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and

- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered a derivative.

These derivatives are described more fully in this note under the captions "Investments -- Fixed Maturities", "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $31,000. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $33,000 less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives has not been quantified, but is not believed to be material to our financial position or results of operations.

In December 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 01-6, "Accounting by Certain Entities (Including Entities with Trade Receivables) That Lend to or Finance the Activities of Others." The SOP requires loans and trade receivables that management has the intent and ability to hold for the forseeable future or until maturity or payoff to be reported in the balance sheet at outstanding principal adjusted for any chargeoffs, the allowance for loan losses, any deferred fees or costs on originated loans and any unamortized premiums or discounts on purchased loans. We currently report our mortgage loans in accordance with this SOP and we do not believe it will have a material effect on our financial statements.

In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 provides a single accounting model for long lived assets to be disposed of and changes the criteria that must be met to classify an asset as held-for-sale. Statement
No. 144 also requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which losses are incurred rather than as of the measurement date as presently required. The Statement is effective for the year beginning January 1, 2002, with earlier adoption encouraged. While we have not quantified the impact of adopting this Statement, we believe the Statement will not have a material effect on our financial position or results of operations.

In June 2001, the FASB issued Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. In addition, Statement
No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We will apply the new Statements in the first quarter of 2002. Application of the nonamortization provisions of the Statement is expected to result in an increase in net income of $77,000 per year. During 2002, we will perform the first of the required impairment tests of goodwill as of January 1, 2002. While we have not completed this testing, we do not expect this testing to require the impairment of any goodwill.

INVESTMENTS

FIXED MATURITIES: All of our fixed maturity securities, comprised of bonds, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of net investment income in the statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

MORTGAGE LOANS ON REAL ESTATE: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS: The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES: Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

During 2001, we assumed under a coinsurance agreement, 70% of certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as a reinsurance recoverable. This component of the reinsurance contract is an embedded derivative and we record our share of the returns on the underlying options, net of the amortization of the option costs, in derivative income. See Note 5, "Reinsurance," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Through December 31, 2001, goodwill was being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001, 2000 or 1999. See the "Accounting Changes" section in this note for a discussion of the accounting of goodwill subsequent to December 31, 2001.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for our interest sensitive products ranged from 5.00% to 5.75% in 2001, 2000 and 1999.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 5.50%. The average rate of assumed investment yields used in estimating gross margins was 7.00% in 2001. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 98% of receipts from policyholders during 2001 and represented 81% of life insurance in force at December 31, 2001.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2001 and 2000 to cover estimated future assessments on known insolvencies. We had assets of $36,000 at December 31, 2001 and $48,000 at December 31, 2000 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $4,000 in 2001, ($4,000) in 2000 and ($5,000) in 1999. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2002 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2006. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

GUARANTY

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Also included in comprehensive income for 2001 is ($31,000) resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities on the date of adoption of Statement No. 133. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($141,000) in 2001, ($90,000) in 2000 and $29,000 in 1999. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs totaling $471,000 in 2001, $49,000 in 2000 and ($15,000) in 1999.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities.

For example, significant estimates and assumptions are utilized in the valuation of investments, amortization of deferred policy acquisition costs, valuation of allowances for deferred tax assets, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2.  INVESTMENT OPERATIONS

FIXED MATURITIES

The following table contains amortized cost and estimated market value information on fixed maturities:

                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2001
Bonds:
  United States Government and agencies               $ 91,292       $   70     $    --      $ 91,362
  State, municipal and other governments                10,006          203          (1)       10,208
  Public utilities                                      21,179          652        (137)       21,694
  Corporate securities                                 219,993        5,892      (1,642)      224,243
  Mortgage and asset-backed securities                 288,729        2,090        (618)      290,201
                                                    ---------------------------------------------------
Total fixed maturities                                $631,199       $8,907     $(2,398)     $637,708
                                                    ===================================================
DECEMBER 31, 2000
Bonds:
  United States Government and agencies               $  1,636       $    4     $    (1)     $  1,639
  State, municipal and other governments                 1,508           25         (26)        1,507
  Public utilities                                       1,722           37         (37)        1,722
  Corporate securities                                   8,555           23        (151)        8,427
  Mortgage and asset-backed securities                  30,241          220        (368)       30,093
                                                    ---------------------------------------------------
Total fixed maturities                                $ 43,662       $  309     $  (583)     $ 43,388
                                                    ===================================================


Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED    ESTIMATED
                                                                COST      MARKET VALUE
                                                              ------------------------
                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                       $  6,691      $  6,678
Due after one year through five years                           70,125        72,217
Due after five years through ten years                         149,189       152,248
Due after ten years                                            116,465       116,364
                                                              ------------------------
                                                               342,470       347,507
Mortgage and asset-backed securities                           288,729       290,201
                                                              ------------------------
                                                              $631,199      $637,708
                                                              ========================

Net unrealized investment gains (losses) on fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                2001             2000
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity
 securities                                                   $ 6,509           $(274)
Adjustment for assumed changes in amortization pattern of
 deferred policy acquisition costs                             (2,301)             --
Provision for deferred income taxes                            (1,473)             95
                                                              -------------------------
Net unrealized investment gains (losses)                      $ 2,735           $(179)
                                                              =========================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs totaling $3,869,000 in 2001. The changes in net unrealized investment gains/losses are net of deferred income taxes totaling ($724,000) in 2000 and $1,029,000 in 1999.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Fixed maturity securities                                     $15,345     $3,098     $3,046
Mortgage loans on real estate                                   1,641         --         --
Policy loans                                                      960         --         --
Short-term investments, cash and cash equivalents                 517        267        324
Other                                                           2,520          3         (4)
                                                              ------------------------------
                                                               20,983      3,368      3,366
Less investment expenses                                         (417)       (99)      (113)
                                                              ------------------------------
Net investment income                                         $20,566     $3,269     $3,253
                                                              ==============================

Other investment income in 2001 includes $2,504,000 earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities -- available for sale                         $ (612)    $ (139)   $    44
Short-term investments                                              2         --         --
                                                               ------     ------    -------
Realized gains (losses) on investments                         $ (610)    $ (139)   $    44
                                                              ==============================
UNREALIZED
Change in unrealized appreciation/depreciation of fixed
 maturities --available for sale                               $6,783     $2,068    $(2,940)
                                                              ==============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                                    GROSS REALIZED  GROSS REALIZED
                                                    AMORTIZED COST      GAINS           LOSSES       PROCEEDS
                                                    -----------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls               $ 20,541         $   --         $     --      $ 20,541
Sales                                                    17,560            442           (1,054)       16,948
                                                    -----------------------------------------------------------
  Total                                                $ 38,101         $  442         $ (1,054)     $ 37,489
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls               $  2,956         $   --         $     --      $  2,956
Sales                                                     2,004              1             (140)        1,865
                                                    -----------------------------------------------------------
  Total                                                $  4,960         $    1         $   (140)     $  4,821
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls               $  4,375         $   --         $     --      $  4,375
Sales                                                     4,062             44               --         4,106
                                                    -----------------------------------------------------------
  Total                                                $  8,437         $   44         $     --      $  8,481
                                                    ===========================================================

There were no realized losses on fixed maturities incurred as a result of writedowns for other than temporary impairment of fixed maturity securities during 2001, 2000 or 1999.

Income taxes (credits) include a provision of ($214,000) in 2001, ($49,000) in 2000 and $15,000 in 1999 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2001, affidavits of deposits covering investments with a carrying value totaling $728,319,000 were on deposit with state agencies to meet regulatory requirements.

At December 31, 2001, we had committed to provide additional funding for mortgage loans on real estate aggregating $7,858,000. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We had no investments which have been non-income producing for the twelve months preceding December 31, 2001.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2001.

During 2001, our parent contributed fixed maturity securities to us with a book value of $14,819,000 and fair value of $14,810,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

Mortgage loans on real estate and policy loans: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                          DECEMBER 31,
                                                          ---------------------------------------------
                                                                  2001                    2000
                                                          ---------------------   ---------------------
                                                          CARRYING                CARRYING
                                                           VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                          ---------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities                                          $637,708    $637,708    $43,388      $43,388
Mortgage loans on real estate                               29,383      29,680         --           --
Policy loans                                                23,542      25,585         76           87
Cash and short-term investments                            173,592     173,592      3,820        3,820
Reinsurance recoverable                                      9,007       9,007         --           --
Assets held in separate accounts                            43,892      43,892     35,910       35,910
LIABILITIES
Future policy benefits                                    $552,217    $485,971    $18,004      $17,920
Other policyholders' funds                                  11,400      11,400        102          102
Liabilities related to separate accounts                    43,892      39,683     35,910       32,141


4.  REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $267,443,000 (60.0% of direct life insurance in force) at December 31, 2001 and $206,461,000 (69.2% of direct life insurance in force) at December 31, 2000.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2001, 2000 and 1999.

In total, insurance premiums and product charges have been reduced by $1,203,000 in 2001, $1,074,000 in 2000 and $2,865,000 in 1999 and insurance benefits have been reduced by $837,000 in 2001, $749,000 in 2000 and $2,436,000 in 1999 as a
result of cession agreements.

During 2001,we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 is accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120,391,000 million, deferred acquisition costs of $18,313,000 and policy liabilities of $138,704,000.

Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed.

Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):

ASSETS                                                      LIABILITIES
Investments                                 $299,252        Policy liabilities and accruals             $324,592
Cash                                             340        Other policyholder funds                      11,872
Deferred policy acquisition costs             32,539        Other liabilities                                715
Other assets                                   5,048
                                            --------                                                    --------
  Total                                     $337,179        Total                                       $337,179
                                            ========                                                    ========

In addition to these agreements, we assume variable annuity business from American Equity and another alliance partner through modified coinsurance arrangements.

Life insurance in force assumed totaled $1,944,915,000 (91.6% of total life insurance in force) at December 31, 2001 and $2,432,000 (2.6% of total life insurance in force) at December 31, 2000. In total, premiums and product charges assumed totaled $10,937,000 in 2001, $102,000 in 2000 and $3,000 in 1999.

5.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
  Current                                                     $ 1,435    $  (482)   $   196
  Deferred                                                        554        408         29
                                                              ------------------------------
                                                                1,989        (74)       225
Cumulative effect of change in accounting for derivative
 instruments--deferred                                             16         --         --
Taxes provided in statement of changes in stockholder's
 equity:
  Cumulative effect of change in accounting for derivative
    instruments--deferred                                         (16)        --         --
  Change in net unrealized investment gains/losses --
    deferred                                                    1,584        724     (1,029)
                                                              ------------------------------
                                                                1,568        724     (1,029)
                                                              ------------------------------
                                                              $ 3,573    $   650    $  (804)
                                                              ==============================

The effective tax rate on income before income taxes and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                          DECEMBER 31,
                                                              ------------------------------------
                                                                2001          2000          1999
                                                              ------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
  Income before income taxes and cumulative effect of change
    in accounting principle                                   $ 5,246       $   344       $   914
                                                              ====================================
  Income tax at federal statutory rate (35%)                  $ 1,836       $   120       $   320
Tax effect (decrease) of:
  Tax-exempt dividend income                                      (51)         (217)          (13)
  Adjustment to tax-exempt dividend income                        160            --           (95)
  Other items                                                      44            23            13
                                                              ------------------------------------
Income tax expense (credit)                                   $ 1,989       $   (74)      $   225
                                                              ====================================

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              ----------------------
                                                                   (DOLLARS IN
                                                                    THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity securities                                   $ 2,305       $    --
  Deferred policy acquisition costs                            26,896         1,019
  Modified coinsurance                                            436           536
  Other                                                           349            49
                                                              ----------------------
                                                               29,986         1,604
Deferred income tax assets:
  Fixed maturity securities                                        --          (154)
  Future policy benefits                                      (26,019)          (74)
  Recoverable from reinsurers                                    (359)         (299)
  Transfers to separate accounts                               (1,109)         (888)
  Other                                                          (171)           --
                                                              ----------------------
                                                              (27,658)       (1,415)
                                                              ----------------------
Deferred income tax liability                                 $ 2,328       $   189
                                                              ======================

6.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $115,000 in 2001, $101,000 in 2000 and $51,000 in 1999.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Beginning in 2002, we will contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $10,000 in 2001, $9,000 in 2000 and $4,000 in 1999.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $1,000 for 2001, $3,000 for 2000 and $2,000 for 1999.

7.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $359,000 in 2001, $531,000 in 2000 and $285,000 in 1999 for
these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $77,000 during 2001, $80,000 during 2000 and $42,000 during 1999 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $262,000 during 2001, $44,000 during 2000 and $53,000 during 1999 relating to these services.

8.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2001, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.

Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2001 are as follows: 2002--$43,000; 2003--$47,000; 2004--
$48,000; 2005-- $48,000; 2006-- $48,000 and thereafter, through 2013--$328,000.
Rent expense for the lease totaled $62,000 in 2001, $98,000 in 2000 and $51,000 in 1999.

9.  STATUTORY INFORMATION

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is carried at fair value rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business, including certain commission and expense allowances on reinsurance assumed,are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets and certain other assets designated as 'non-admitted assets' for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, 'Employers' Accounting for Pensions' rather than for vested employees only; and (j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was ($23,191,000) in 2001, ($370,000) in 2000 and $404,000 in 1999.
The net loss is 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Our statutory net gain (loss) from operations, which excludes realized gains and losses, totaled ($22,537,000) in 2001, ($291,000) in 2000 and $404,000 in 1999.
Our total statutory capital and surplus was $43,692,000 at December 31, 2001 and $30,960,000 at December 31, 2000. Statutory capital and surplus decreased $10,000 during 2001 due to the adoption of accounting changes resulting from the codification of statutory accounting principles.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2002, we are restricted from paying any dividends to our parent without prior approval of insurance regulatory authorities.

10. SEGMENT INFORMATION

Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance and annuities. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity, (2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With these traditional annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                 2001        2000       1999
                                                              --------------------------------
                                                                   (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                         $   10,266   $  1,367   $  1,297
  Traditional and universal life                                  20,680         --         --
  Variable                                                         1,727        948        466
  Corporate and other                                              1,007      1,779      1,957
                                                              --------------------------------
                                                                  33,680      4,094      3,720
Realized gains (losses) on investments (A)                          (610)      (139)        44
                                                              --------------------------------
  Total revenues                                              $   33,070   $  3,955   $  3,764
                                                              ================================
Net investment income:
  Traditional annuity                                         $    8,995   $  1,342   $  1,295
  Traditional and universal life                                  10,362         --         --
  Variable                                                           273        148         26
  Corporate and other                                                936      1,779      1,932
                                                              --------------------------------
    Total                                                     $   20,566   $  3,269   $  3,253
                                                              ================================
Amortization:
  Traditional annuity                                         $       70   $      5   $     19
  Traditional and universal life                                      (2)        --         --
  Variable                                                            79         77         77
  Corporate and other                                                  7          8         28
                                                              --------------------------------
    Total                                                     $      154   $     90   $    124
                                                              ================================
Pre-tax operating income from continuing operations:
  Traditional annuity                                         $    1,073   $    313   $    245
  Traditional and universal life                                   4,593         --         --
  Variable                                                        (1,213)    (1,609)    (1,332)
  Corporate and other                                              1,007      1,779      1,957
                                                              --------------------------------
                                                                   5,460        483        870
Income taxes (credits) on operating income                        (2,064)        26       (209)
Realized gains (losses) on investments, net (A)                     (139)       (91)        28
                                                              --------------------------------
  Income from continuing operations                           $    3,257   $    418   $    689
                                                              ================================
Assets:
  Traditional annuity                                         $  700,048   $ 19,639   $ 25,855
  Traditional and universal life                                 270,924      5,687     25,995
  Variable                                                        56,891     42,934     22,537
  Corporate and other                                             13,890     28,144     29,276
                                                              --------------------------------
                                                               1,041,753     96,404    103,663
Unrealized gains (losses) on investments, net (A)                  4,208       (274)    (2,342)
Other classification adjustments                                      --         --        819
                                                              --------------------------------
    Total assets                                              $1,045,961   $ 96,130   $102,140
                                                              ================================

(A) Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting totaled $310,142,000 in 2001. Total premiums collected include $280,016,000 assumed from American Equity and $13,301,000 assumed from NTL through coinsurance agreements.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS



(a)  (1)     All Financial Statements are included in either the
             Prospectus or the Statement of Additional Information as
             indicated herein.(6)

     (2)     Schedules I, III, IV(6)

(b)          Exhibits

     (1)     Certified resolution of the board of directors of EquiTrust
             Life Insurance Company (the "Company") establishing
             EquiTrust Life Annuity Account II (the "Account").(1)

     (2)     Not Applicable.

     (3)     (a) Underwriting Agreement.(4)

             (b) Form of Sales Agreement.(1)

             (c) Form of Wholesaling Agreement.(1)

             (d) Paying Agent Agreement.(4)

     (4)     (a) Contract Form.(1)

             (b) Variable Settlement Agreement(2)

             (c) Incremental Death Benefit Rider(3)

     (5)     Contract Application.(1)

     (6)     (a) Articles of Incorporation of the Company.(1)

             (b) By-Laws of the Company.(1)

     (7)     Not Applicable.

     (8)     (a) Participation agreement relating to EquiTrust Variable
             Insurance Series Fund.(1)

             (a)(1) Amended Schedule to Participation Agreement.(5)

             (b) Participation agreement relating to Dreyfus Variable
             Investment Fund.(1)

             (b)(1) Form of Amended Schedule to Participation
             Agreement.(5)

             (c) Participation agreement relating to T. Rowe Price Equity
             Series, Inc. and T. Rowe Price International
             Series, Inc.(1)

             (d) Form of Participation agreement relating to American
             Century Funds.(5)

             (e) Participation agreement relating to Fidelity Variable
             Insurance Products Funds.(5)

             (f) Participation agreement relating to Franklin Templeton
             Funds.(5)

             (g) Participation agreement relating to JP Morgan Series
             Trust II.(5)

             (h) Participation agreement relating to Summit Pinnacle
             Series.(5)

     (9)     Opinion and Consent of Stephen M. Morain, Esquire.(6)

    (10)     (a) Consent of Sutherland Asbill & Brennan LLP.(6)

             (b) Consent of Ernst & Young LLP.(6)

             (c) Opinion and Consent of Christopher G. Daniels, FSA,
             MAAA, Life Product Development and Pricing Vice
             President.(6)

    (11)     Not Applicable.

    (12)     Not Applicable.

    (13)     Not Applicable.

    (14)     Powers of Attorney.(1)

------------------------


(1) Incorporated by reference to the Initial Filing of this Registration Statement on Form N-4 (File No. 333-61899) on August 20, 1998.


(2) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-61899) filed on
    February 23, 2000.

(3) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-61899) filed on
    February 23, 2001

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 26, 2001.


(5) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 333-46597) filed on September 27, 2001.



(6) Filed herein.


ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY

Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 333-62221) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 26, 2001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    01/01/02



                                              FBL Financial
                                               Group, Inc.
                                                    /
                                                    /
                       ----------------------------------------------
                           /           /           /
                           /           /           /
                          Farm        FBL         FBL
                         Bureau    Financial   Financial
                          Life       Group     Services,
                       Insurance    Capital       Inc.
                        Company      Trust         /
                           /                       /
                           /                       /
                           /
---------------------------------------------      /
          /                /                       /
          /                /                       /
      EquiTrust           FBL                      /
   Life Insurance         Real                     /
       Company           Estate                    /
                       Ventures,
                          Ltd.
                                   ----------------------------------------------------------------------
                                       /           /           /           /           /           /
                                       /           /           /           /           /           /
                                   Western Ag     FBL         FBL      EquiTrust   EquiTrust   EquiTrust
                                   Insurance    Leasing    Insurance   Investment  Marketing    Assigned
                                    Agency,    Services,   Brokerage,  Management  Services,    Benefit
                                      Inc.        Inc.        Inc.     Services,      LLC       Company
                                                                          Inc.
                                                                           .
                                                                           .
                                                                           .
                                                                           .
                                                                           .
                                                           ..................................
                                                               .           .           .
                                                               .           .           .
                                                               .           .           .
                                                           EquiTrust   EquiTrust   EquiTrust
                                                             Series      Money      Variable
                                                           Fund, Inc.    Market       Ins
                                                                          Fund       Series
                                                                                      Fund


................. Management Agreement

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 17, 2002, there were 2,618 Contract Owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter of certain variable annuity contracts and variable life insurance policies issued by other separate accounts of the Company or its life insurance company affiliates supporting other variable products, or to variable annuity and variable life insurance separate accounts of insurance companies not affiliated with the Company.

(b) Officers and Managers of EquiTrust Marketing Services, LLC



NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
Lynn E. Wilson                              President and Manager
William J. Oddy                             Chief Executive Officer and Manager
Jo Ann Rumelhart                            Executive Vice President and Manager
Stephen M. Morain                           Senior Vice President, General Counsel and Manager
James W. Noyce                              Chief Financial Officer, Treasurer and Manager
Timothy J. Hoffman                          Chief Administrative Officer and Manager
John M. Paule                               Chief Marketing Officer and Manager
Lou Ann Sandburg                            Vice President--Investments, Assistant Treasurer and
                                              Manager
Dennis M. Marker                            Vice President--Investment Administration and Manager
Thomas E. Burlingame                        Vice President and Manager
James P. Brannen                            Vice President--Finance
Robert A. Simons                            Senior Counsel--Investments
Robert J. Rummelhart                        Investment Vice President
Charles T. Happel                           Securities Vice President
Sue A. Cornick                              Sr. Market Conduct and Mutual Funds Vice President and
                                              Secretary
Kristi Rojohn                               Investment Compliance Vice President and Assistant
                                              Secretary
Julie M. McGonagle                          Investment Product Wholesaling Vice President
Deborah K. Peters                           Director of Broker/Dealer and Market Conduct Compliance
Susan M. Coombs                             Mutual Fund Accounting Director
Laura Kellen Beebe                          Sr. Portfolio Manager--Taxable Securities
Doug Higgins                                Sr. Portfolio Manager
Herman Riva                                 Sr. Portfolio Manager
Barbara A. Bennett                          Treasury Administrator
Margaret Wilcox                             Investment Services Administrator
Larry J. Patterson                          Vice President
Thomas J. Faulconer                         Indiana OSJ Principal
Dennis Bening                               Missouri OSJ Principal


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 30.  LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, EquiTrust Life Annuity Account II, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 2002.



                                                       EQUITRUST LIFE INSURANCE COMPANY
                                                       EQUITRUST LIFE ANNUITY ACCOUNT II

                                                       By:                  /s/ CRAIG A. LANG
                                                                -----------------------------------------
                                                                              Craig A. Lang
                                                                                PRESIDENT
                                                                     EquiTrust Life Insurance Company


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


                   SIGNATURE                                   TITLE                       DATE
                   ---------                                   -----                       ----
               /s/ CRAIG A. LANG
     --------------------------------------       President and Director                April 22, 2002
                 Craig A. Lang                      [Principal Executive Officer]

                                                  Senior Vice President,
              /s/ JERRY C. DOWNIN                   Secretary-Treasurer and
     --------------------------------------         Director                            April 22, 2002
                Jerry C. Downin                     [Principal Financial Officer]

               /s/ JAMES W. NOYCE                 Chief Financial Officer and
     --------------------------------------         Director                            April 22, 2002
                 James W. Noyce                     [Principal Accounting Officer]

                       *
     --------------------------------------       Chief Executive Officer and           April 22, 2002
                William J. Oddy                     Director

                       *
     --------------------------------------       Executive Vice President and          April 22, 2002
                Jo Ann Rumelhart                    Director

                       *
     --------------------------------------       Chief Administrative Officer and      April 22, 2002
               Timothy J. Hoffman                   Director

                       *
     --------------------------------------       Senior Vice President, General        April 22, 2002
               Stephen M. Morain                    Counsel and Director


*By:            /s/ STEPHEN M. MORAIN
          ---------------------------------
                  Stephen M. Morain
                   ATTORNEY-IN-FACT
            Pursuant to Power of Attorney

                                 EXHIBIT INDEX



EXHIBIT                 DESCRIPTION
-------                 -----------
(a)(2)                  Financial Statement Schedules I, III, IV

(b)(9)                  Opinion and Consent of Stephen M. Morain, Esquire

(b)(10)(a)              Consent of Sutherland Asbill & Brennan LLP

(b)(10)(b)              Consent of Ernst & Young LLP

(b)(10)(c)              Opinion and Consent of Christopher G. Daniels, FSA, MAAA